AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2002

                                                              FILE NO. 333-84436

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          PRE-EFFECTIVE AMENDMENT NO. 1

                            VANGUARD WHITEHALL FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                  P.O. BOX 2600
                             VALLEY FORGE, PA 19482
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 669-1000

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
                              PURSUANT TO RULE 488

                            VANGUARD WHITEHALL FUNDS
                              Cross Reference Sheet

                           ITEMS REQUIRED BY FORM N-14

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PART A.  INFORMATION REQUIRED IN THE PROSPECTUS

Item 1.  Beginning of  Registration Statement                               Cover Page of Registration Statement
           and Outside Front Cover Page of Prospectus

Item 2.  Beginning and Outside Back Cover Page of  Prospectus               Table of Contents

Item 3.  Fee Table, Synopsis Information and Risk                           "Overview" "Comparing Shareholder Fees
           Factors                                                          and Fund Expenses," "Comparing
                                                                            Objectives, Strategies and Policies,"
                                                                            "Purchase, Redemption, and Exchange
                                                                            Information," "Comparing Risk Factors"

Item 4.  Information About the Transaction                                  "Details of Reorganization Proposal"

Item 5.  Information About the Registrant                                   "Investment Advisory Arrangements,"
                                                                            "Additional Information About Vanguard
                                                                            Mid-Cap Growth Fund," "Obtaining
                                                                            Information From the SEC"

Item 6.  Information About the Company Being                                "Overview," "Details of Reorganization
           Acquired                                                         Proposal," "Investment Advisory
                                                                            Arrangements," "General Information,"
                                                                            "Obtaining Information From the SEC,"
                                                                            also incorporated by reference to
                                                                            Company's Prospectus

Item 7.  Voting Information                                                 "General Information"

Item 8.  Interest of Certain Persons and Experts                            "General Information"

Item 9.  Additional Information Required for                                Not Applicable
           Reoffering by Persons Deemed to be Underwriters

PART B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10.  Cover Page                                                        Cover Page of Statement of Additional
                                                                            Information

Item 11.  Table of Contents                                                 Table of Contents

Item 12.  Additional Information About the                                  "Description of the Trust,"
            Registrant                                                      "Investment Policies," "Investment
                                                                            Limitations," "Yield and Total
                                                                            Return," "Share Price," "Purchase of
                                                                            Shares," "Redemption of Shares,"
                                                                            "Management of the Funds," "Investment
                                                                            Advisory Services," "Portfolio
                                                                            Transactions," "Financial Statements,"
                                                                            "Comparative Indexes"

Item 13.  Additional Information About the Company Being                    Incorporated by reference to Company's
            Acquired                                                        Prospectus and SAI

Item 14.  Financial Statements                                              "Financial Statements," also
                                                                            incorporated by reference to Company's
                                                                            SAI
PART C.  OTHER INFORMATION

Item 15.  Indemnification                                                   Indemnification

Item 16.  Exhibits                                                          Exhibits

Item 17.  Undertakings                                                      Undertakings

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                              PIC INVESTMENT TRUST
                   PROVIDENT INVESTMENT COUNSEL MID CAP FUND A

Dear Shareholder:

     A special meeting of shareholders of Provident Investment Counsel Mid Cap Fund A series (the "PIC Fund") of PIC Investment Trust, a Delaware business trust, has been scheduled for Monday, June 3, 2002. If you are a shareholder of record as of the close of business on April 23, 2002, you are entitled to vote at the meeting and at any adjournment of the meeting.

     The meeting is being held to consider the approval of the proposed reorganization of the PIC Fund into Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), a series of Vanguard Whitehall Funds, a Delaware business trust (the "Vanguard Trust"). The attached combined prospectus/proxy statement is designed to give you information relating to the proposal upon which you will be asked to vote. THE BOARD OF TRUSTEES OF THE PIC TRUST RECOMMENDS THAT YOU APPROVE THE PROPOSED REORGANIZATION.

     Provident Investment Counsel, Inc. serves as investment adviser to the PIC Mid Cap Portfolio, the New York trust in which all assets of the PIC Fund are invested, and will become the investment adviser to the Vanguard Fund after the proposed reorganization. The Vanguard Fund has been created to facilitate the proposed transaction and has a substantially similar investment objective and substantially similar investment strategies and policies as the PIC Fund. After the reorganization, the underlying assets of the PIC Fund will be invested in the same manner by the same portfolio managers. Each shareholder of the PIC Fund will receive shares of the Vanguard Fund equal in value to the shares of the PIC Fund such shareholder owns at the time of the reorganization. We encourage you to support the Trustees' recommendation to approve the proposal.

     While you are, of course, welcome to join us at the meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, post-paid envelope so that the maximum number of shares may be voted. You can also vote over the telephone by following the enclosed instructions. Your vote is important to us. Please do not hesitate to call 1-800-618-7643 if you have any questions about the proposal. Thank you for taking the time to consider this important matter and for your investment in the PIC Fund.

                                   Sincerely,

                                   /s/ Thomas M. Mitchell
                                   Thomas M. Mitchell
                                   President, PIC Investment Trust
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                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

     Provident Investment Counsel Mid Cap Fund A (the "PIC Fund"), a series of PIC Investment Trust, will host a special meeting of shareholders on June 3, 2002, at the offices of Provident Investment Counsel, Inc. ("Provident") in Pasadena, California. The purpose of this meeting is to vote on a proposal to reorganize the PIC Fund into a substantially similar fund called Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), which has been created within The Vanguard Group of Investment Companies ("The Vanguard Group").

     The first two pages of this booklet highlight key points about the proposed reorganization and explain the proxy process - including how to cast your votes. Before you vote, please read the full text of the combined proxy statement/prospectus for a complete understanding of our proposal.

PURPOSE OF THE PROPOSED REORGANIZATION

     The purpose of the proposed reorganization is to make the PIC Fund a part of The Vanguard Group, the second largest mutual fund complex in the United States. Under this proposal, the assets and liabilities of the PIC Fund would be transferred to the Vanguard Fund, a substantially similar fund created just for this purpose. Provident would continue to serve as investment adviser, carrying out an investment program for the Vanguard Fund that is substantially similar to the PIC Fund. As reorganized into the Vanguard Fund, the PIC Fund will continue to seek to provide long-term capital appreciation. The Vanguard Group, Inc. ("Vanguard"), however, would replace Provident as overall manager of your fund, subject to the direction of a Vanguard Board of Trustees. That Board has the flexibility to make advisory changes - including changes to the contract of an existing adviser - without shareholder vote, pursuant to an exemption obtained from the U.S. Securities and Exchange Commission by The Vanguard Group. After the reorganization, the Vanguard Fund would continue investing your portfolio, and the PIC Fund (which will have no remaining assets) will be dissolved. Your existing Board of Trustees believes that the reorganization is in shareholders' best interests for the following reasons:

     LOWER SHAREHOLDER COSTS

     Because they jointly own their management company, the funds within The Vanguard Group operate on an "at-cost" basis. This operating structure, combined with the efficiencies inherent in Vanguard's size, will result in lower operating expenses for the Vanguard Fund than for the PIC Fund. The Vanguard Fund expects to feature a total expense ratio of 0.65% for its first full year of operations following the proposed reorganization - an annual cost to shareholders of $6.50 for each $1,000 invested. By contrast, the PIC Fund's total expense ratio for the year ended October 31, 2001 was 1.39% (after fees waived and expenses reimbursed by Provident) - an annual cost to shareholders of $13.90 for each $1,000 invested.

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     EXPANDED SHAREHOLDER SERVICES

     As a shareholder of the Vanguard Fund, you will have access to a wide range of shareholder services, including 24-hour access to your account, the ability to transact through Vanguard's website, exchange privileges with more than 100 other Vanguard funds, and access to Vanguard's comprehensive investor education programs.

     FUTURE GROWTH OF THE PIC FUND

     Joining The Vanguard Group should enable the PIC Fund (as reorganized into the Vanguard Fund) to grow assets due to Vanguard's strong market penetration and reputation as a low-cost provider. Provident expects (but cannot guarantee) that assets in the reorganized PIC Fund will grow considerably once it joins The Vanguard Group due to investments by new shareholders. As a result, expenses will be shared by a larger group of shareholders and expenses for existing shareholders may be reduced.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

     If shareholders approve the proposed reorganization, your PIC Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

TAX-FREE NATURE OF THE REORGANIZATION

     The proposed reorganization will be accomplished on a tax-free basis, meaning that you won't realize any capital gains when your PIC Fund shares are exchanged for shares of the Vanguard Fund.

                              QUESTIONS AND ANSWERS

Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, the PIC Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again - a costly proposition for your fund!

Q. Who gets to vote?

A. Any person who owned shares of the PIC Fund on the "record date," which was April 23, 2002, gets to vote - even if the investor later sold the shares. Shareholders are entitled to cast one vote for each PIC Fund share held on the record date.

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Q. How can I vote?

A. You can vote by mail, using the enclosed ballot. Or, you can vote in person at the meeting. You may also vote by telephone. Please follow the enclosed instructions to use these methods of voting. Whichever method you choose, please take the time to read the full text of our combined proxy statement and prospectus before you vote.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

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
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   PROVIDENT INVESTMENT COUNSEL MID CAP FUND A

     Provident Investment Counsel Mid Cap Fund A will host a special meeting of shareholders on Monday, June 3, 2002, at 10:00 a.m., Pacific time. The meeting will be held at Provident Investment Counsel's offices at 300 North Lake Avenue, Pasadena, California 91101. At the meeting, we will ask shareholders to vote on:

     1. A proposal to reorganize Provident Investment Counsel Mid Cap Fund A into Vanguard Mid-Cap Growth Fund.

     2.   Any other business properly brought before the meeting.

     All shareholders are cordially invited to attend the meeting. However, if you are unable to attend the meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the meeting may be held and a maximum number of shares may be voted. Please see the enclosed materials for telephone voting instructions.

     Shareholders of record at the close of business on April 23, 2002, are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                   By Order of the Board of Trustees

                                   /s/ Aaron W.L. Eubanks, Sr.
                                   Aaron W.L. Eubanks, Sr., Secretary

May 3, 2002

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                             YOUR VOTE IS IMPORTANT!

     You can vote easily and quickly. Just follow the simple instructions that appear on your enclosed proxy card. Please help your fund avoid the expense to shareholders of a follow-up mailing by voting today!

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
                       COMBINED PROSPECTUS/PROXY STATEMENT

     This combined prospectus/proxy statement dated April 26, 2002, relates to the special meeting of shareholders of Provident Investment Counsel Mid Cap Fund A (the "PIC Fund"), a series of PIC Investment Trust (the "PIC Trust"), to be held on June 3, 2002 concerning the acquisition of the assets and liabilities of the PIC Fund, by and in exchange for shares of Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), a series of Vanguard Whitehall Funds (the "Vanguard Trust"). The address of the PIC Trust is 300 North Lake Avenue, Pasadena, California 91101. The address of the Vanguard Trust is P.O. Box 2600, Valley Forge, Pennsylvania 19482.

     Please read this entire prospectus/proxy statement before casting your vote. This prospectus/proxy statement sets forth concisely the information about the Vanguard Fund that a prospective investor ought to know before investing. A statement of additional information (the "Reorganization SAI") dated April 26, 2002, relating to this prospectus/proxy statement is incorporated by reference into this prospectus/proxy statement and is available by calling Provident at 800-618-7643. The PIC Fund's prospectus and statement of additional information, each dated February 28, 2002, are incorporated by reference into this prospectus/proxy statement, are considered part of this prospectus/proxy statement, and are available by calling Provident. These documents contain information that is important to your voting decision, and you should keep them for future reference.

     The Vanguard Fund has been organized as a separate investment portfolio of the Vanguard Trust, which filed an amended registration statement with the U.S. Securities and Exchange Commission (the "SEC") on March 19, 2002, in order to create the new fund. The Vanguard Fund's registration statement has not yet been declared effective by the SEC but is available without charge at the SEC's website (http://www.sec.gov). The PIC Fund's prospectus and statement of additional information (each dated February 28, 2002) and its most recent annual report to shareholders are available without charge from Provident or at the SEC's website.

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          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
     SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS COMBINED PROXY
     STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1. OVERVIEW ................................................................  __

2. Details of Reorganization Proposal.......................................  __

     Why We Want to Reorganize Your Fund....................................  __

     How We Plan to Accomplish the Reorganization...........................  __

     How The Reorganization Will Affect Your Fund...........................  __

     How Many Shareholder Votes We Need to Approve the Reorganization.......  __

3. Investment Advisory Arrangements.........................................  __

4. ADDITIONAL INFORMATION ABOUT Vanguard Mid-Cap GROWTH Fund................  __

5. Management of Vanguard Mid-Cap GROWTH Fund...............................  __

6. General Information......................................................  __

Appendix A - Agreement and Plan of Reorganization........................... A-1

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                                   1. OVERVIEW

     PROPOSAL SUMMARY. This combined prospectus/proxy statement describes a proposal to reorganize Provident Investment Counsel Mid Cap Fund A (the "PIC Fund') into a substantially similar fund called Vanguard Mid-Cap Growth Fund (the "Vanguard Fund"), which has been created within The Vanguard Group of Investment Companies ("The Vanguard Group"). The proposed reorganization involves a few basic steps. First, your fund will redeem all of its interests in PIC Mid Cap Portfolio (the "PIC Portfolio") in exchange for its share of the underlying investment securities held by the PIC Portfolio. This step is necessary because your fund currently invests all of its assets in the PIC Portfolio. Second, your fund will simultaneously transfer all of its portfolio securities and other assets to the Vanguard Fund, and the Vanguard Fund will assume your fund's liabilities. Third, and simultaneously with step two, the Vanguard Fund will open an account for you, crediting it with shares of the Vanguard Fund that are equivalent in value to your investment in the PIC Fund at the time of the proposed reorganization. Fourth, the PIC Fund will be dissolved.

     At their meeting on February 26, 2002, your Board of Trustees approved the proposed reorganization. We believe that the reorganization is in the best interests of your fund and its shareholders (more on this further into this prospectus/proxy statement). Also, the proposed reorganization will not dilute the interests of the PIC Fund's shareholders. If we do not win shareholder approval of the proposed reorganization, the PIC Fund will simply continue in existence (unless the Board of Trustees decides otherwise) and the Vanguard Fund will not commence operations.

     FORM OF ORGANIZATION. For legal purposes, your fund, Provident Investment Counsel Mid Cap Fund A, is organized as series of PIC Investment Trust, a Delaware business trust (the "PIC Trust"). Vanguard Mid-Cap Growth Fund is has been organized as a new series of Vanguard Whitehall Funds, a Delaware business trust (the "Vanguard Trust"). Additional information on organizational matters is discussed below in the section entitled "Details of the Reorganization Proposal - How the Reorganization will Affect the PIC Fund."

     NEW BOARD OF TRUSTEES. The Vanguard Trust has a different Board of Trustees than the PIC Trust. We describe the backgrounds and compensation of the individuals who serve as trustees of Vanguard Trust in the section below entitled "Management of Vanguard Mid-Cap Growth Fund."

     INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF EACH FUND. The Vanguard Fund has been created with an investment objective and investment strategies and policies that are substantially similar to those of the PIC Fund. As reorganized, the Vanguard Fund will continue to seek to provide long-term capital appreciation. Additional information comparing your fund to the Vanguard Fund is provided below in the section entitled "Details of the Reorganization Proposal - How the Reorganization will Affect the PIC Fund."

     INVESTMENT ADVISER. If shareholders approve the proposed reorganization, Provident Investment Counsel ("Provident"), the investment adviser to the PIC Portfolio (in which all of the PIC Fund's assets are invested), will also serve as investment adviser to the Vanguard Fund, continuing a substantially similar investment program. Details of the advisory arrangements for your fund and the

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Vanguard Fund are provided below in the section entitled "Investment Advisory
Arrangements." The Board of Trustees of the Vanguard Trust has the flexibility to make advisory changes in shareholders' best interests, without a shareholder vote, pursuant to an exemption received from the SEC by Vanguard. Although there are no current plans to do so, one or more new advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Provident.

     INVESTMENT ADVISORY FEES. Investment advisory fees paid to Provident by the Provident Fund are calculated as a fixed-percentage of average daily net assets. Investment advisory fees paid to Provident by the Vanguard Fund will be calculated as a breakpoint-based annual percentage rate applied to average month-end assets for each quarter, as increased or decreased based upon the fund's cumulative investment performance over a trailing 36-month period as compared to the cumulative total return of a benchmark index. Additional information about the Provident Fund and Vanguard Fund fee schedules appears below in the section entitled "Investment Advisory Arrangements - Investment Advisory Agreement."

     SHARE DISTRIBUTION ARRANGEMENTS. Unlike the PIC Fund, shareholders of the Vanguard Fund do not pay a sales commission to a distributor when they purchase Vanguard Fund shares. In addition, the Vanguard Fund does not pay annual 12b-1 (distribution) expenses. Although the Vanguard Fund has higher requirements than the Provident Fund for minimum initial purchases, additional investments, and account balances, Provident Fund shareholders who join the Vanguard Fund as a result of the reorganization will continue to be subject to the lower Provident Fund minimum initial purchase and account balance requirements.

     TAX-FREE REORGANIZATION. The proposed reorganization will be accomplished on a tax-free basis, meaning that you won't realize any capital gains when your PIC Fund shares are exchanged for shares of the Vanguard Fund.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP is expected to serve as independent auditors to the Vanguard Fund, as they do for all other Vanguard funds. PricewaterhouseCoopers LLP also serves as independent auditors to the PIC Fund and the PIC Portfolio.

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                      2. DETAILS OF REORGANIZATION PROPOSAL

     The Board of Trustees of PIC Investment Trust has approved a plan to reorganize Provident Investment Counsel Mid Cap Fund A into a substantially similar fund that has been created within Vanguard Whitehall Funds, called Vanguard Mid-Cap Growth Fund. A copy of the Agreement and Plan of Reorganization is attached as Appendix A to this combined prospectus/proxy statement. To proceed with the proposed reorganization, we need shareholder approval. The next few pages of this prospectus/proxy statement discuss important details of the reorganization plan, including the following:

     *    Why we want to reorganize your fund.

     *    How we plan to accomplish the reorganization.

     *    How the reorganization will affect your fund.

     *    How many shareholder votes we need to approve the reorganization.

WHY WE WANT TO REORGANIZE YOUR FUND

     The Board of Trustees of your fund believes that the proposed reorganization will provide substantial benefits to the shareholders of your fund because, as shareholders of the Vanguard Fund, they will obtain access to Vanguard's expansive client service capabilities and will have exchange privileges with more than 100 other Vanguard funds. In addition, Provident expects (but cannot guarantee) that assets in the reorganized PIC Fund will grow considerably once it joins the Vanguard Group due to investments by new shareholders. As a result, expenses will be shared by a larger group of shareholders and expenses for existing shareholders may be reduced.

     Vanguard management believes that the reorganized PIC Fund will fit well within The Vanguard Group. If the proposed reorganization is approved by shareholders, the PIC Fund will provide Vanguard investors with another proven fund, and broaden the array of actively-managed funds available through Vanguard.

     The Vanguard Group, Inc. ("Vanguard") and Provident have entered into a Sponsorship Agreement, which generally provides that Provident will use reasonable efforts to facilitate the proposed reorganization. However, neither Provident nor any other party is being compensated by Vanguard in consideration of the PIC Fund joining The Vanguard Group through the reorganization.

HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The PIC Trust intends to enter into an Agreement and Plan of Reorganization with the Vanguard Trust that spells out the terms and conditions that will apply to the reorganization of the PIC Fund into the Vanguard Fund (assuming that shareholders approve this proposal). For a complete description of these terms and conditions, please see the agreement, which is attached as Appendix A to this prospectus/proxy statement.

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     FOUR STEPS TO REORGANIZE. After shareholder approval, the proposed reorganization will be accomplished in a four-step process. First, your fund will redeem all of its interests in the PIC Portfolio in exchange for its share of the underlying investment securities held by the PIC Portfolio. This step is necessary because your fund currently invests all of its assets in the PIC Portfolio. Second, your fund will transfer all of its assets to the Vanguard Fund, and the Vanguard Fund will assume all of your fund's liabilities. Third, and simultaneously with step two, the Vanguard Fund will open an account for you, crediting it with shares of the Vanguard Fund equal in value to the shares of the PIC Fund owned by you at the time of the reorganization. Fourth, the PIC Fund will be dissolved.

     EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the proposed reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. We think the reorganization will be accomplished by late June, 2002.

     We expect that the proposed reorganization will have no federal income tax consequences for the PIC Fund or its shareholders. The reorganization will not proceed until this point is confirmed by an opinion of counsel. Following the proposed reorganization, the adjusted tax basis of your fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the proposed reorganization, but you should consult your own tax adviser regarding those matters. More information about the opinion of counsel required as a condition of the reorganization appears in the Agreement and Plan of Reorganization.

HOW THE REORGANIZATION WILL AFFECT THE PIC FUND

     COMPARING INVESTMENT OBJECTIVES, STRATEGIES, AND POLICIES. The PIC Fund's investment objective and its investment strategies and policies will be substantially similar to those of the Vanguard Fund, and Provident intends to manage the Vanguard Fund in the same general manner that it currently manages the PIC Portfolio.

     As reorganized, the Vanguard Fund will continue to seek to provide long-term capital appreciation. It will continue to invest primarily in the common stock of medium size companies whose market capitalizations at the time of the initial purchase are within the capitalization range of the Russell Mid Cap Growth Index ($1 billion to $12.5 billion as of January 31, 2002).

     In selecting investments for the Vanguard Fund, Provident will continue to invest in those medium-capitalization companies which it believes have the best prospects for future growth. Provident will continue to focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. Provident will continue to seek companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company will continue to be assessed relative to its industry, earnings growth and the market in general. In determining whether to sell a security, Provident will continue to consider various factors such as fundamental changes within a particular company or its industry. These

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
considerations will continue to be based on Provident's research, including analytical procedures, market research or discussions with company management.

     Provident and your Board of Trustees believe that there is adequate capacity in the mid-cap sector of the stock markets to absorb any additional assets which the PIC Fund may obtain as a result of joining The Vanguard Group and that the reorganization will not impair Provident's flexibility in managing the assets of the Vanguard Fund.

     Currently, the PIC Fund invests all of its assets in the PIC Portfolio, and the PIC Portfolio in turn invests its assets directly in investment securities; after the proposed reorganization, the Vanguard Fund will invest all of its assets directly in investment securities. Your Board of Trustees believes this change is more a matter of form than substance. The investment objective of the PIC Fund is "fundamental," meaning that it can be changed only with shareholder approval. The investment objective of the Vanguard Fund is substantially similar but is non-fundamental. This is consistent with the non-fundamental approach taken by most of the other funds in the Vanguard Group (the "Vanguard Group Funds"), and is also consistent with the Investment Company Act of 1940, as amended (the "Investment Company Act"), which does not require a fund's objective to be fundamental. The Board of Trustees of the Vanguard Trust has no plans to change the investment objective of the Vanguard Fund in the foreseeable future.

     Certain investment policies of the Vanguard Fund are different than those of the PIC Fund. These differences conform to the limitations on other Vanguard Group Funds, and will not have a material impact on Provident's management of the Vanguard Fund. The most significant differences are as follows:

     * The PIC Fund and the Vanguard Fund have different policies regarding borrowing. As a fundamental investment policy (which cannot be changed without shareholder approval), the PIC Fund may not borrow money or issue senior securities, other than borrowings from banks for temporary or emergency purposes or for the clearance of transactions in amounts up to 10% of the Fund's total assets. The Vanguard Fund may borrow up to 15% of its net assets, but only through banks, reverse repurchase agreements, or Vanguard's interfund lending program. The Vanguard interfund lending program permits the funds within The Vanguard Group to borrow money from and lend money to each other for temporary or emergency purposes, subject to certain conditions. Because the Vanguard Fund's 15% borrowing policy is non-fundamental, the Board of Trustees may change the policy without shareholder vote. Although there is no current intention to do so, increasing the Vanguard Fund's borrowing ability could increase the risk that shareholders will lose money in the fund.

     * The PIC Fund and the Vanguard Fund have different policies regarding lending. As a fundamental policy, the PIC Fund may not make loans other than loans of portfolio securities in an amount not exceeding 25% of the fund's total assets. The Vanguard Fund may lend up to 50% of its total assets (the current limit under the Investment Company
          Act) and may participate in Vanguard's interfund lending program. The Vanguard Fund's increased ability to lend increases the risk that a borrower will default on a payment, possibly causing the Fund to lose money. Neither the PIC Fund nor the Vanguard Fund consider the purchase of fixed income securities issued by unaffiliated third parties to be lending for purposes of these restrictions.

     * The PIC Fund and the Vanguard Fund have different policies regarding the pledging of assets. As a fundamental policy, the PIC Fund may not pledge its assets. The Vanguard Fund may pledge up to 15% of its assets to secure borrowings, and this limitation may be changed by the Board of Trustees of the Vanguard Trust without shareholder approval.

     * The PIC Fund and the Vanguard Fund have different policies regarding the use of commodity futures contracts. As a fundamental policy, the PIC Fund may only purchase stock index futures contracts. The Vanguard Fund may engage in a wider range of futures contracts, and its current limitations may be changed by the Board of Trustees of the Vanguard Trust without shareholder approval. Increased use of futures contracts involve significant risks, including an increased risk that the fund will lose money.

     CONSIDERED INDIVIDUALLY AND IN THE AGGREGATE, PROVIDENT DOES NOT EXPECT THE INVESTMENT POLICY DIFFERENCES BETWEEN THE PIC FUND AND THE VANGUARD FUND DESCRIBED ABOVE TO HAVE A MATERIAL IMPACT ON EITHER PROVIDENT'S DAY-TO-DAY INVESTMENT DECISION MAKING PROCESS OR ON YOUR INVESTMENT PORTFOLIO AS IT IS REORGANIZED INTO THE VANGUARD FUND.

     COMPARING RISK FACTORS. The Vanguard Fund is subject to the same principal risk factors as the PIC Fund because it has substantially similar investment strategies and policies and invests principally in the same types of securities. An investment in the Vanguard Fund could lose money over short or even long periods. You should expect the Vanguard Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Vanguard fund's performance could be hurt by:

     * INVESTMENT STYLE RISK, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
     * MANAGER RISK, which is the chance that poor security selection will cause the Vanguard Fund to underperform other funds with similar investment objectives.

     COMPARING SHAREHOLDER FEES AND FUND EXPENSES. The following table compares the fees and expenses of buying and holding shares of the PIC Fund and the Vanguard Fund, and the expenses the PIC Fund expects to incur in its current fiscal year and the estimated expenses of the Vanguard Fund for the first full year after the proposed reorganization (assuming current asset levels remain the same). As illustrated, the PIC Fund imposes a sales charge on most share purchases, while the Vanguard Fund has no sales charges. This means that the Vanguard Fund will be able to invest your entire purchase price in portfolio securities, rather than only a portion. As also shown below, the Vanguard Fund has no 12b-1 fees, no administration fees, and considerably lower other expenses, and we expect that the Vanguard Fund's annual operating expenses will be lower than those of the PIC Fund even without any growth in your fund's assets.

                                                    PIC Fund     Vanguard Fund
                                                    --------     -------------
SHAREHOLDER FEES
 (fees paid directly from your investment)
Maximum sales charge
(load) imposed on purchases (as a
percentage of offering price)                        5.75%           0.00%
Redemption fee                                       0.00%(1)        0.00%

ANNUAL FUND OPERATING EXPENSES
 (expenses deducted from fund assets)
Management Fees(2)                                   0.70%           0.51%
Distribution (12b-1) Fees                            0.25%           0.00%
Other Expenses                                       0.87%           0.03%
Administration Fees                                  0.20%           0.00%
Shareholder Service Fee                              0.15%           0.00%
                                                    -----           -----
Total Annual Fund Operating Expenses                 2.17%           0.65%
Expense Reimbursements                              (0.78%)(3)       0.00%
                                                    -----           -----
Net Expenses                                         1.39%           0.65%

----------
(1) Shareholders who buy $1 million of PIC Fund shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

(2) Advisory fees under the Provident Fund fee schedule are calculated as a fixed-percentage of average daily net assets. Advisory fees under the Vanguard Fund fee schedule are calculated as a breakpoint-based annual percentage rate applied to average month-end assets for each quarter, as increased or decreased based upon the fund's cumulative investment performance over a trailing 36-month period as compared to the cumulative total return of a benchmark index. Additional information about the Provident Fund and Vanguard Fund fee schedules appears under the heading "Investment Advisory Arrangements - Investment Advisory Agreement."

(3) This table reflects the aggregate expenses of both the PIC Fund and a PRO RATA portion of the expenses of the PIC Portfolio. Provident has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.39% until March 1, 2011. Provident reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the PIC Fund if, within three years following the fiscal year in which such reimbursement were made, the PIC Fund's expenses are less than the limit agreed to by Provident. Any reimbursements to Provident are subject to approval by the Board of Trustees of the PIC Trust.

     EXPENSE EXAMPLE. The following expense example is intended to help you compare the cost of investing in the PIC Fund with the cost of investing in the Vanguard Fund. The example assumes that you invest $10,000 in each fund for the time periods indicated and that you sell your shares at the end of each period. The example also assumes that each year your investment has a 5% return and fund expenses remain the same as shown above. Although your actual costs and returns might be different based on these assumptions, your costs would be:

                                   1 Year      3 Years      5 Years     10 Years
                                   ------      -------      -------     --------
PIC Fund                           $  708       $  990       $1,292      $2,148
Vanguard Fund                      $   66       $  208       $  362      $  810

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     NET ASSET VALUE. The PIC Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). Similarly, the Vanguard Fund calculates its NAV after the close of regular trading on the New York Stock Exchange.

     The proposed reorganization will have no impact on your fund's NAV. As indicated below, the proposed reorganization will not cause your fund's share price to go up or down, and you will own shares of the Vanguard Fund equal in value to the shares of the PIC Fund you own at the time of the reorganization. Any declared but undistributed dividends or capital gains will carry over in the proposed reorganization.

                              Capitalization Table
                                 April 23, 2002
                                   (unaudited)

                                                                                      Pro Forma
                                               PIC Fund         Vanguard Fund      Capitalization
                                             -------------      -------------      --------------
Total Net Assets as of the Record Date       $  32,317,568            $0           $  32.317,568

Total Number of Shares Outstanding on
the Record Date                               2,312,524.53             0            2,312,524.53

NAV on the Record Date                              $13.98            $0                  $13.98

     TRUSTEES. The Vanguard Trust has a different Board of Trustees than the PIC Trust. A brief description of the backgrounds and compensation of the individuals who serve as trustees of the Vanguard Trust is set forth below in the section entitled "Management of Vanguard Mid-Cap Growth Fund." Following the reorganization, the Board of Trustees of the PIC Trust will have no oversight over, or other involvement with, the Vanguard Fund.

     PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION. Shares of the PIC Fund are sold to individuals and institutional investors, including retirement and other plans, and after the proposed reorganization shares of the Vanguard Fund will be sold to the same types of investors. This chart highlights the purchase, redemption and exchange features of your fund as compared to the Vanguard Fund.

Purchase, Redemption and Exchange Features                  PIC Fund                        Vanguard Fund(1)
------------------------------------------                  --------                        ----------------
Minimum initial purchase/Additional
investments/Minimum balance ...................    $2,000 / $250 / $1,000             $10,000/ $100 / $10,000 by mail
                                                                                      or exchange and $1,000 by wire(2)

Purchases .....................................    By mail, wire, or systematic       By mail, wire, systematic
                                                   investment plan                    investment plan, Vanguard Fund
                                                                                      Express(R)and Vanguard Direct
                                                                                      Deposit Service(SM)

Redemptions ...................................    In person, by mail, wire or        By mail, 24-hour telephone, or
                                                   telephone (business hours only),   Vanguard's website
                                                   or through a financial
                                                   institution

Free exchange privileges ......................    Yes, with three other series       Yes, with other Vanguard Funds
                                                   of PIC Investment Trust -- in      that have exchange privileges --
                                                   person, by mail or telephone       by mail, 24-hour telephone, or
                                                   (business hours only)              Vanguard's website, subject to
                                                                                      share class eligibility and
                                                                                      other conditions(3)

----------
(1) Explanations of each of the services available through the Vanguard Fund appear below in the section entitled "Additional Information About Vanguard Mid-Cap Growth Fund."

(2) Shareholders of the PIC Fund at the closing of the reorganization will continue to be subject to the PIC Fund's minimum initial purchase and account balance requirements.

(3) Explanations of exchange privileges of Vanguard Fund shareholders appear below in the section entitled "Additional Information About Vanguard Mid-Cap Growth Fund."

     SALES CHARGES. The Vanguard Fund does not impose any sales charge on your purchase of shares. Your fund does impose a front-end sales charge. Shares of the PIC Fund are purchased at the NAV calculated after your investment is received by the PIC Fund's transfer agent plus the shares charge. The sales charge for the PIC Fund declines with the size of your purchase, as shown below:

                                Sales Charge as a % of    Sales Charge as a % of
  Your Investment                  Offering Price             Your Investment
  ---------------                  --------------             ---------------
Up to $49,999                          5.75%                       6.10%
$50,000 to $99,999                     4.50%                       4.71%
$100,000 to $249,999                   3.50%                       3.63%
$250,000 to $499,999                   2.50%                       2.56%
$500,000 to $999,999                   2.00%                       2.04%
$1,000,000 and over                    None(1)                     None(1)

----------
(1) Shareholders who buy $1 million of PIC Fund shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

     COMPARING FISCAL YEAR ENDS. The fiscal years of the Provident Fund and the Vanguard Fund end on October 31st.

     COMPARING SERVICE PROVIDERS. PricewaterhouseCoopers, LLP, the independent auditor for the PIC Fund, is expected to serve as the independent auditor for the Vanguard Fund, and currently serves in that capacity for all other funds in The Vanguard Group (the "Vanguard Group Funds"). In this role, PricewaterhouseCoopers audits and certifies the financial statements of all Vanguard Group Funds. PricewaterhouseCoopers also reviews the annual reports to shareholders of the Vanguard Group Funds and their filings with the SEC. Neither PricewaterhouseCoopers nor any of its partners have any direct or material indirect financial interest in the Vanguard Group Funds. A PricewaterhouseCoopers representative will attend the shareholder meeting.

     Your fund's custodian, Provident National Bank, 200 Stevens Drive, Lester, Pennsylvania 19113, is responsible for holding your fund's assets. Following the reorganization, the Board of Trustees of the Vanguard Trust will select a custodian for the Vanguard Fund.

     Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, Delaware 19809, acts as your fund's transfer agent. U.S. Bancorp Fund Services, LLC acts as your fund's administrator. Following the reorganization, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, Pennsylvania 19482, will serve as the Vanguard Fund's transfer agent and administrator.

     Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bancorp Fund Services, LLC, is your fund's principal underwriter. Following the reorganization, Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., will serve as the Vanguard Fund's principal underwriter.

     SHARES. The shares to be issued by the Vanguard Fund will be substantially similar to the shares issued by the PIC Fund. The material differences between the shares are that (1) the PIC Trust provides for the indemnification of any shareholder found liable for any claim relating to such shareholder's status as a shareholder, and the Vanguard Trust has no similar provision, and (2) 40% of shares entitled to vote at a shareholders meeting constitute a quorum of the PIC Trust, while 50% constitutes a quorum of the Vanguard Trust.

HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION

     To go forward with the proposed reorganization, a majority of your fund's shares outstanding on April 23, 2002 (the "Record Date"), must vote in favor of this proposal. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THE PROPOSED REORGANIZATION.

                       3. INVESTMENT ADVISORY ARRANGEMENTS

     The PIC Fund invests all of its assets in the PIC Portfolio. The PIC Portfolio in turn invests its assets in investment securities to achieve the PIC Fund's investment objective. Following the proposed reorganization, the Vanguard Fund will invest its assets directly in such investment securities. This will have no impact on the Vanguard Fund's investment strategies and policies.

     The PIC Portfolio contracts with Provident to provide investment advisory and other services. Under its investment advisory agreement dated December 31, 1997, with the PIC Portfolio, Provident is responsible for managing the investment and reinvestment of the PIC Portfolio's assets, and for continuously reviewing, supervising and directing the PIC Portfolio's investment program. If the proposed reorganization is approved by shareholders, Provident will similarly serve as investment adviser to the Vanguard Fund, continuing the PIC Fund's investment program. Provident will have the same responsibilities under its proposed investment advisory agreement with the Vanguard Fund as it does under its agreement with the PIC Portfolio.

     INVESTMENT ADVISER. Provident's address is 300 North Lake Avenue, Pasadena, California 91101. Provident traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. Provident employs a team-oriented approach, with a group of investment professionals responsible for the day-to-day management of the PIC Portfolio, including determining which securities should be bought and sold. These arrangements would continue for the Vanguard Fund if the proposed reorganization is approved by shareholders. As of December 31, 2001, Provident had discretionary management authority with respect to approximately $8.6 billion of assets.

     INVESTMENT ADVISORY AGREEMENT. The investment advisory agreement between Provident and the PIC Portfolio is substantially similar to the proposed investment advisory agreement between Provident and the Vanguard Fund, including the services to be provided and the duration and termination provisions. Under the PIC Portfolio advisory agreement, the PIC Portfolio holds Provident harmless for any losses other than losses due to Provident's bad faith, gross negligence, willful misconduct or reckless disregard of its obligations under the agreement, and the PIC Portfolio indemnifies Provident for any losses Provident incurs other than losses due to Provident's bad faith, gross negligence, willful misconduct or reckless disregard of its obligations under the agreement. The Vanguard Fund advisory agreement does not provide that the Vanguard Fund will hold Provident harmless under any circumstances, nor does it have an indemnification provision.

     The principal difference between the two agreements is the compensation structure. In the PIC Portfolio agreement, Provident is entitled to a fee of 0.70% of the PIC Portfolio's (and therefore the PIC Fund's) average daily net assets. In contrast, the Vanguard Fund agreement has certain breakpoints and a performance component.

     Under the proposed investment advisory agreement between Provident and the Vanguard Fund, the Vanguard Fund will pay Provident a quarterly advisory fee that is based on certain annual percentage rates applied to the PIC Fund's average month-end assets for each quarter. In addition, after April 30, 2003, the quarterly fee will be increased or decreased based upon the PIC Fund's performance in comparison to its benchmark index. For these purposes, the PIC Fund's cumulative investment performance over a trailing 36-month period will be compared to the cumulative total return of the Russell Midcap Growth Index. Please consult the Statement of Additional Information for the Vanguard Fund for a complete explanation of how Provident's advisory fees will be calculated.

     Based on the PIC Fund's current size, the maximum possible fee payable by the Vanguard Fund to Provident under the advisory agreement during the first year of operations would be 0.50% of the PIC Fund's net assets. This compares favorably with the maximum fee payable to Provident by the PIC Fund, which is 0.70% of the PIC Fund's average daily net assets based on the fully applied fee schedule.

     The following table shows on a comparative basis for the calendar year ended December 31, 2001, the investment advisory fees actually paid to Provident under the Provident Fund fee schedule and the investment advisory fees (presented on a pro forma basis) that would have been paid to Provident had the Vanguard Fund fee schedule been in place and fully effective for the same period.

          ACTUAL AGGREGATE                         PRO FORMA AGGREGATE
     INVESTMENT ADVISORY FEE FOR               INVESTMENT ADVISORY FEE FOR
         CALENDAR YEAR ENDED                       CALENDAR YEAR ENDED
         DECEMBER 31, 2001(1)                      DECEMBER 31, 2001(2)

                 $*                                         $*

----------
(1) Actual fees shown would have been $o if Provident had not waived $o in advisory fees under a contract with the Provident Fund.

(2) Pro forma fees shown reflect the Vanguard Fund fee schedule as it would be implemented after an initial 36-month transition period.

     Last year, the PIC Portfolio paid Provident a fee equal to 0.41% of its average daily net assets, net of fee waivers. For the fiscal year ended October 31, 2001, the PIC Portfolio paid Provident fees of $133,569, net of a waiver of $93,892. For the fiscal year ended October 31, 2000, the PIC Portfolio paid Provident fees of $121,216, net of a waiver of $104,920. For the fiscal year ended October 31, 1999, the PIC Portfolio accrued advisory fees of $58,869, all of which were waived.

     DURATION AND TERMINATION OF PROVIDENT'S INVESTMENT ADVISORY AGREEMENT WITH THE VANGUARD FUND. The terms of Provident's investment advisory agreement with the Vanguard Fund have been approved by the Board of Trustees of the Vanguard Trust and a formal agreement will be approved by the Board if this transaction is approved by shareholders. The agreement will remain in effect for an initial two-year period, and may be continued beyond that for successive one-year periods, if approved at least annually by the vote of the Board of Trustees of the Vanguard Trust. Board approval must include the votes of a majority of those trustees who are not parties to the contract or "interested persons" (as defined under the Investment Company Act) of any party to the contract. In addition, the trustees must vote in person on Provident's investment advisory agreement, at a meeting called for that purpose. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (i) either by vote of the Vanguard Trust's trustees or by vote of the outstanding shares of the Vanguard Fund on 60 days' written notice, or (ii) by Provident on 90 days' written notice to the Vanguard Fund.

     FUTURE CHANGES TO THE VANGUARD FUND'S ADVISORY ARRANGEMENTS. Although there are no current plans to do so, one or more new investment advisers could be added to the Vanguard Fund in the future, as either additions to or replacements for Provident. The Board of Trustees of the Vanguard Trust has the flexibility to make advisory changes - including changes to the contract of an existing investment adviser - without a shareholder vote, pursuant to an exemption obtained from the SEC by The Vanguard Group. This exemption was granted pursuant to certain representations made by The Vanguard Group, including that each fund to which the exemption is applicable continues to operate as a member of The Vanguard Group, with management and distribution services provided on an at-cost basis.

          4. ADDITIONAL INFORMATION ABOUT VANGUARD MID-CAP GROWTH FUND

     This section sets forth additional information about the Vanguard Fund, including information regarding its investment program and expected advisory arrangements, considerations regarding dividends, capital gains, and taxes, the determination of its share price, and account related options. References to "us," "we" or "our" refer to Vanguard or the Vanguard Fund, as applicable. References to "you" or "your" refer to shareholders of the Vanguard Fund.

PERFORMANCE/RISK INFORMATION

     The Vanguard Fund has not commenced operations, so performance information (including annual total returns and average annual total returns) for a full calendar year is not yet available.

PRIMARY INVESTMENT STRATEGIES AND POLICIES

     The following sections explain the primary investment strategies and policies that the Vanguard Fund will use in pursuit of its objective. You will also find information on other important features of the Vanguard Fund.

     MARKET EXPOSURE. The Vanguard Fund's primary strategy is to invest at least 80% of its net assets in the common stocks of mid-cap companies that offer strong growth potential. However, the Vanguard Fund has flexibility to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small companies.

     THE VANGUARD FUND WILL BE SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     THE VANGUARD FUND WILL BE SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     SECURITY SELECTION. In managing the Vanguard Fund, the investment adviser will focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. The adviser will seek companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company will be assessed relative to its industry, earnings growth and the market in general.

     In determining whether to sell a security, the adviser will consider various factors such as fundamental changes within a particular company or its industry. These considerations will be based on the adviser's research, including analytical procedures, market research or discussions with company management.

     The Vanguard Fund will generally be managed without regard to tax ramifications.

     THE VANGUARD FUND WILL BE SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.

     OTHER INVESTMENT POLICIES AND RISKS. The Vanguard Fund may also invest in stock index futures and options contracts, which are types of derivative. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund.

     THE VANGUARD FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

     A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     The Vanguard Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, the Vanguard Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Vanguard Fund will invest in futures and options are:

     * To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
     * To reduce the Vanguard Fund's transaction costs or add value when these instruments are favorably priced.

     Although the Vanguard Fund typically will not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded in U.S. or foreign markets. To the extent that it owns foreign securities, the Fund will be subject to (1) COUNTRY RISK, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets; and (2) CURRENCY RISK, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

     The Vanguard Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Vanguard Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

     COSTS AND MARKET-TIMING. Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by ALL fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard Group Funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:

     * Each Vanguard Group Fund reserves the right to reject any purchase request--including exchanges from other Vanguard Group Funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
     * Each Vanguard Group Fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
     * Each Vanguard Group Fund reserves the right to stop offering shares at any time.
     * Certain Vanguard Group Funds charge purchase and/or redemption fees on transactions.

     See the section below entitled "Investing with Vanguard" for further details on Vanguard's transaction policies.

     THE VANGUARD GROUP FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

     Although the Vanguard Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Vanguard Fund has not commenced operations, so its turnover rate is not yet available.

THE VANGUARD FUND AND VANGUARD

     The Vanguard Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard Group Funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

     Vanguard also provides marketing services to the Vanguard Group Funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISER

     The adviser will be authorized to choose broker-dealers to handle the purchase and sale of the Vanguard Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Vanguard Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Vanguard Fund.

     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser will be authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Vanguard Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

     VANGUARD FUND DISTRIBUTIONS. The Vanguard Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Vanguard Fund.

     As a shareholder, you would be entitled to your portion of the Vanguard Fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an INCOME or a CAPITAL GAINS DISTRIBUTION. INCOME consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. CAPITAL GAINS are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

     BASIC TAX POINTS. Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:

     * Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Vanguard Fund shares.
     * Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
     * Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.

     * Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Vanguard Fund.
     * Capital gains distributions may vary considerably from year to year as a result of the Vanguard Fund's normal investment activities and cash flows.
     * A sale or exchange of Vanguard Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
     * Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Vanguard Fund shares, may be subject to state and local income taxes.
     * Any conversion between classes of shares of the SAME fund is a nontaxable event. By contrast, an exchange between classes of shares of DIFFERENT funds IS a taxable event.

     GENERAL INFORMATION

     BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:

     *    Provide us with your correct taxpayer identification number;
     *    Certify that the taxpayer identification number is correct; and
     *    Confirm that you are not subject to backup withholding.

     Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

     FOREIGN INVESTORS. Vanguard Group Funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at VANGUARD.COM and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard Group Funds.

     INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

     TAX CONSEQUENCES. This prospectus/proxy statement provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE

     The Vanguard Fund's share price, called its NET ASSET VALUE, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Vanguard Fund by the number of Vanguard Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Vanguard Fund does not transact purchase or redemption requests. However, on those days the value of the Vanguard Fund's assets may be affected to the extent that the Vanguard Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard Group Fund are valued at their MARKET VALUE when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their FAIR VALUE, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard Group Fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

     The Vanguard Fund has not commenced operations, so financial highlights are not yet available.

BUYING SHARES

     ACCOUNT MINIMUMS FOR INVESTOR SHARES

     If shareholders approve the reorganization, your Provident Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in the account will remain the same.

     The following sections describe the other purchase rules of the Vanguard Fund.

          TO OPEN AND MAINTAIN AN ACCOUNT: $10,000 for regular accounts; $1,000 for IRAs, and custodial accounts for minors. (Shareholders who invested in the Vanguard Fund as part of the Reorganization will continue to be subject to a minimum account balance of $1,000 for regular accounts; $500 for retirement accounts.)

          TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

     HOW TO BUY SHARES

          BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: THE VANGUARD GROUP--VANGUARD MID-CAP GROWTH FUND. For a list of addresses, see the section below entitled "Contacting Vanguard."

          BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard Group Fund under our exchange privilege. SEE THE SECTION BELOW ENTITLED "EXCHANGING SHARES."

          BY WIRE: Call Vanguard to purchase shares by wire. SEE THE SECTION BELOW ENTITLED "CONTACTING VANGUARD."

     YOUR PURCHASE PRICE

     You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

     PURCHASE RULES YOU SHOULD KNOW

          THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

          U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.

          LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us BEFORE attempting to invest a large dollar amount.

          NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

          FUTURE PURCHASES. All Vanguard Group Funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard Group Fund, at anytime, for any reason.

REDEEMING SHARES

     HOW TO REDEEM SHARES

          Be sure to check the section below entitled "Other Rules You Should Know" before initiating your request.

          ONLINE: Request a redemption through our website at VANGUARD.COM.

          BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see the section below entitled "Contacting Vanguard."

          BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see the section below entitled "Contacting Vanguard."

     YOUR REDEMPTION PRICE

     You redeem shares at the Vanguard Fund's next-determined NAV after Vanguard receives your redemption request, INCLUDING ANY SPECIAL DOCUMENTATION REQUIRED UNDER THE CIRCUMSTANCES. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

         TYPES OF REDEMPTIONS

          CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

          EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard Group Fund under our exchange privilege. SEE THE SECTION BELOW ENTITLED "EXCHANGING SHARES."

          WIRE REDEMPTIONS: Wire redemptions are not available for the Vanguard Fund.

     REDEMPTION RULES YOU SHOULD KNOW

          SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us BEFORE attempting to redeem from these types of accounts.

          POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the Vanguard Fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us BEFORE you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

          RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Vanguard Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).

          PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

          NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

          EMERGENCY CIRCUMSTANCES. Vanguard Group Funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard Group Funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

EXCHANGING SHARES

     All Vanguard Group Funds accept exchange requests by Web, telephone or mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege. For the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, MID-CAP GROWTH FUND AND GROWTH AND INCOME FUND these limits generally are as follows:

     * No telephone or Web exchanges between 2:30 p.m. and 4 p.m., Eastern time on business days. ANY EXCHANGE REQUEST PLACED DURING THESE HOURS WILL BE REJECTED. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to 1.5 hours prior to the scheduled close. (For example, if the NYSE is scheduled to close at 1 p.m., Eastern time, the cut-off for phone and Web exchanges will be 11:30 a.m. Eastern time.)
     * NO MORE THAN TWO EXCHANGES OUT OF A FUND MAY BE REQUESTED BY TELEPHONE OR WEB WITHIN ANY 12-MONTH PERIOD.
     *    Each fund reserves the right to reject exchanges considered excessive.

     For ALL OTHER VANGUARD FUNDS, the following limits generally apply:

     * No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
     * A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
     *    Round trips must be at least 30 days apart.
     * "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
     *    Each fund reserves the right to reject exchanges considered excessive.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. ALSO, IN THE EVENT OF A CONFLICT BETWEEN THE EXCHANGE PRIVILEGES OF TWO VANGUARD FUNDS, THE STRICTER POLICY WILL APPLY TO THE TRANSACTION.

OTHER RULES YOU SHOULD KNOW

     TELEPHONE TRANSACTIONS

          AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, UNLESS YOU INSTRUCT US OTHERWISE IN WRITING.

          TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.

          PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information EXACTLY AS REGISTERED ON THE ACCOUNT:

               *    Ten-digit account number.
               *    Complete owner name and address.
               *    Primary Social Security or employer identification number.
               *    Personal Identification Number (PIN), if applicable.

          SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

          SOME VANGUARD GROUP FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard Group Funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, Mid-Cap Growth Fund, and Growth and Income Fund. Vanguard Group Funds may be added to or deleted from this list at any time without prior notice to shareholders.

     VANGUARD.COM

          REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard Group Funds, and to perform other transactions. To establish this service, you can register online.

          SOME VANGUARD GROUP FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard Group Funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, Mid-Cap Growth Fund and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

     WRITTEN INSTRUCTIONS

          "GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:

               *    The fund name and account number.
               *    The amount of the transaction (in dollars or shares).
               * Signatures of all owners EXACTLY as registered on the account.
               * Signature guarantees, if required for the type of transaction.*
               *    Any supporting legal documentation that may be required.

----------
* For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

     RESPONSIBILITY FOR FRAUD

     Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

     UNCASHED CHECKS

     Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

     UNUSUAL CIRCUMSTANCES

     If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. SEE THE SECTION BELOW ENTITLED "CONTACTING VANGUARD" FOR ADDRESSES.

     INVESTING WITH VANGUARD THROUGH OTHER FIRMS

     You may purchase or sell Investor Shares of most Vanguard Group Funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

     LOW-BALANCE ACCOUNTS

     All Vanguard Group Funds reserve the right to close any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares that are redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

VANGUARD FUND AND ACCOUNT UPDATES

     PORTFOLIO SUMMARIES

     We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

     AVERAGE COST REVIEW STATEMENTS

     For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

     CONFIRMATION STATEMENTS

     Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

     TAX STATEMENTS

     We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

     ANNUAL AND SEMIANNUAL REPORTS

     Financial reports about Vanguard Mid-Cap Growth Vanguard Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Vanguard Fund:

     *    Performance assessments with comparisons to industry benchmarks.
     *    Reports from the adviser.
     * Financial statements with detailed listings of the Vanguard Fund's holdings.

     To keep the Vanguard Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Vanguard Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.

CONTACTING VANGUARD

     ONLINE - VANGUARD.COM

     *    Your best source of Vanguard news
     *    For fund, account, and service information
     *    For most account transactions
     *    For literature requests
     *    24 hours per day, 7 days per week

     VANGUARD TELE-ACCOUNT(R)
     1-800-662-6273
     (ON-BOARD)

     *    For automated fund and account information
     * For redemptions by check, exchange (subject to certain limitations), or wire
     *    Toll-free, 24 hours per day, 7 days per week

     INVESTOR INFORMATION
     1-800-662-7447 (SHIP)
     (TEXT TELEPHONE AT 1-800-952-3335)

     *    For fund and service information
     *    For literature requests
     *    Business hours only

     CLIENT SERVICES
     1-800-662-2739 (CREW)
     (TEXT TELEPHONE AT 1-800-749-7273)

     *    For account information
     *    For most account transactions
     *    Business hours only

     INSTITUTIONAL DIVISION
     1-888-809-8102

     *    For information and services for large institutional investors
     *    Business hours only

     VANGUARD ADDRESSES

          REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):

          The Vanguard Group
          P.O. Box 1110
          Valley Forge, PA 19482-1110

          REGULAR MAIL (INSTITUTIONS):

          The Vanguard Group
          P.O. Box 2900
          Valley Forge, PA 19482-2900

          REGULAR MAIL (GENERAL INQUIRIES):

          The Vanguard Group
          P.O. Box 2600
          Valley Forge, PA 19482-2600

          REGISTERED OR EXPRESS MAIL:

          The Vanguard Group 455 Devon
          Park Drive Wayne, PA 19087-1815

                  5. MANAGEMENT OF VANGUARD MID-CAP GROWTH FUND

     OFFICERS AND TRUSTEES. The officers of the Vanguard Mid-Cap Growth Fund and the other Vanguard Group Funds manage their day-to-day operations under the direction of a Board of Trustees. The trustees set broad policies for, and choose the officers of, the Vanguard Group Funds. Each trustee serves the relevant Vanguard Group Fund until its termination; until the trustee's retirement, resignation, or death; or otherwise as specified in the relevant organizational documents. Any trustee of the Vanguard Trust may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the various series of the Vanguard Trust, voting without regard to series. Each trustee also serves as a director of Vanguard.

     The following chart shows information for each trustee and executive officer of the Vanguard Trust and, except as noted, all the other Vanguard Group Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                 NUMBER OF
                                                    VANGUARD                                                      VANGUARD
                          POSITION(S) HELD        GROUP FUNDS                  PRINCIPAL                         GROUP FUNDS
                           WITH VANGUARD        TRUSTEE/OFFICER           OCCUPATION(S) DURING                   OVERSEEN BY
NAME, YEAR OF BIRTH         GROUP FUNDS              SINCE                THE PAST FIVE YEARS                  TRUSTEE/OFFICER
-------------------         -----------              -----                -------------------                  ---------------
INTERESTED TRUSTEE

John J. Brennan*            Chairman of the         May, 1987        Chairman of the Board, Chief Executive           107
(1954)                      Board, Chief                             Officer, and Director (Trustee) of The
                            Executive Officer                        Vanguard Group, Inc. and each of the
                            and Trustee                              investment companies served by The
                                                                     Vanguard Group, Inc.

INDEPENDENT TRUSTEES

Charles D. Ellis            Trustee               January, 2001      The Partners of `63 (pro bono ventures           107
(1937)                                                               in education); Senior Advisor to
                                                                     Greenwich Associates (international
                                                                     business strategy consulting); Successor
                                                                     Trustee of Yale University; Overseer of
                                                                     the Stern School of Business at New York
                                                                     University; Trustee of the Whitehead
                                                                     Institute for Biomedical Research.

Rajiv L. Gupta              Trustee              December, 2001      Chairman and Chief Executive Officer              85
(1945)                                                               (since October, 1999), Vice Chairman
                                                                     (January-September 1999), and Vice
                                                                     President (prior to September, 1999) of
                                                                     Rohm and Haas Co. (chemicals); Director
                                                                     of Technitrol, Inc. (electronic
                                                                     components) and AgereSystems
                                                                     (communication components); Board Member
                                                                     of American Chemistry Council; Trustee
                                                                     of Drexel University.

                                                                                                                 NUMBER OF
                                                    VANGUARD                                                      VANGUARD
                          POSITION(S) HELD        GROUP FUNDS                  PRINCIPAL                         GROUP FUNDS
                           WITH VANGUARD        TRUSTEE/OFFICER           OCCUPATION(S) DURING                   OVERSEEN BY
NAME, YEAR OF BIRTH         GROUP FUNDS              SINCE                THE PAST FIVE YEARS                  TRUSTEE/OFFICER
-------------------         -----------              -----                -------------------                  ---------------
Joann Heffernan Heisen      Trustee                July, 1998        Vice President, Chief Information                107
(1950)                                                               Officer, and Member of the Executive
                                                                     Committee of Johnson & Johnson
                                                                     (pharmaceuticals/ consumer products);
                                                                     Director of the Medical Center at
                                                                     Princeton and Women's Research and
                                                                     Education Institute.

Burton G. Malkiel           Trustee                May, 1977         Chemical Bank Chairman's Professor of            105
(1941)                                                               Economics, Princeton University;
                                                                     Director of Vanguard Investment Series,
                                                                     plc (Irish investment fund) since
                                                                     November, 2001, Vanguard Group (Ireland)
                                                                     Limited (Irish investment management
                                                                     firm) since November, 2001, Director of
                                                                     Prudential Insurance Co. of America, BKF
                                                                     Capital (investment management firm),
                                                                     The Jeffrey Co. (holding company), and
                                                                     NeuVis, Inc. (software company).

Alfred M. Rankin, Jr.       Trustee             January, 1993        Chairman, President, Chief Executive             107
(1941)                                                               Officer, and Director of NACCO
                                                                     Industries, Inc.(forklift
                                                                     trucks/housewares/ lignite); Director of
                                                                     Goodrich Corporation (industrial
                                                                     products/aircraft systems and services).
                                                                     Director of the Standard Products
                                                                     Company (supplier for automotive
                                                                     industry) until 1998.

J. Lawrence Wilson          Trustee             April, 1985          Retired Chairman and Chief Executive             107
(1936)                                                               Officer of Rohm and Haas Co.
                                                                     (chemicals); Director of Cummins Inc.
                                                                     (diesel engines), The Mead Corp. (paper
                                                                     products), and AmerisourceBergen Corp.
                                                                     (pharmaceutical distribution); Trustee
                                                                     of Vanderbilt University.

                                                                                                                 NUMBER OF
                                                    VANGUARD                                                      VANGUARD
                          POSITION(S) HELD        GROUP FUNDS                  PRINCIPAL                         GROUP FUNDS
                           WITH VANGUARD        TRUSTEE/OFFICER           OCCUPATION(S) DURING                   OVERSEEN BY
NAME, YEAR OF BIRTH         GROUP FUNDS              SINCE                THE PAST FIVE YEARS                  TRUSTEE/OFFICER
-------------------         -----------              -----                -------------------                  ---------------
EXECUTIVE OFFICERS

R. Gregory Barton*          Secretary            June, 2001          Managing Director and General Counsel of         107
(1951)                                                               The Vanguard Group, Inc. (since
                                                                     September, 1997); Secretary of The
                                                                     Vanguard Group, Inc. and of each of the
                                                                     investment companies served by The
                                                                     Vanguard Group, Inc. (since June, 2001);
                                                                     Principal of The Vanguard Group, Inc.
                                                                     (prior to September, 1997).

Thomas J. Higgins*          Treasurer            July, 1998          Principal of The Vanguard Group, Inc.;           107
(1957)                                                               Treasurer of each of the investment
                                                                     companies served by The Vanguard Group,
                                                                     Inc. (since July, 1998).

* Officers of the Vanguard Group Funds are "interested persons" as defined in the Investment Company Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial service organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $250,000 over the past two years. Vanguard's subscription rates are similar to those of other subscribers.

     TRUSTEES' OWNERSHIP OF VANGUARD GROUP FUND SHARES. All trustees allocate their investments among the various Vanguard Group Funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Vanguard Group Funds and of all Vanguard Group Funds served by the trustee as of December 31, 2001. The Vanguard Fund will not commence operations until the effective date of the reorganization, if approved by shareholders. Accordingly, as a group, the Vanguard Group Funds' trustees and officers own less than 1% of the outstanding shares of the Vanguard Fund.

                                 DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF
                              VANGUARD FUND SHARES    VANGUARD GROUP FUND SHARES
NAME OF TRUSTEE                 OWNED BY TRUSTEE           OWNED BY TRUSTEE
---------------                 ----------------           ----------------
John J. Brennan                       None                   Over $100,000
Charles D. Ellis                      None                   Over $100,000
Rajiv L. Gupta                        None                   Over $100,000
JoAnn Heffernan Heisen                None                   Over $100,000
Burton G. Malkiel                     None                   Over $100,000

                                 DOLLAR RANGE OF       AGGREGATE DOLLAR RANGE OF
                              VANGUARD FUND SHARES    VANGUARD GROUP FUND SHARES
NAME OF TRUSTEE                 OWNED BY TRUSTEE           OWNED BY TRUSTEE
---------------                 ----------------           ----------------
Alfred M. Rankin, Jr.                 None                   Over $100,000
J. Lawrence Wilson                    None                   Over $100,000

     TRUSTEE COMPENSATION. The same individuals serve as trustees of all Vanguard Group Funds (with three exceptions, which are noted in the table in the section above entitled "Officers and Trustees"), and (with those exceptions) each fund pays a proportionate share of the trustees' compensation. The Vanguard Group Funds employ their officers on a shared basis as well. However, officers are compensated by Vanguard, not the Vanguard Group Funds.

     INDEPENDENT TRUSTEES. The Vanguard Group Funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

     * The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

     * The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

     * Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. The amounts paid as compensation and accrued as retirement benefits by the Vanguard Group Funds for each trustee are listed. The first two columns relate to amounts that have been paid from the assets of Vanguard Selected Value Fund, another investment portfolio currently offered by the Vanguard Trust. In addition, the table shows the total amount of benefits that the Vanguard Trust expects each trustee to receive from all Vanguard Group Funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard Group Funds.

                            VANGUARD WHITEHALL FUNDS

                               COMPENSATION TABLE

                             AGGREGATE           PENSION OR RETIREMENT                           TOTAL COMPENSATION
                         COMPENSATION FROM     BENEFITS ACCRUED AS PART     ESTIMATED ANNUAL          FROM ALL
                         VANGUARD SELECTED    OF VANGUARD SELECTED VALUE     BENEFITS UPON      VANGUARD GROUP FUNDS
NAMES OF TRUSTEE           VALUE FUND(1)          FUND'S EXPENSES(1)           RETIREMENT        PAID TO TRUSTEES(2)
----------------           -------------          ------------------           ----------        -------------------
John J. Brennan                None                      None                      None                    None
Charles D. Ellis(3)           $  81                      None                      None                $104,000
Rajiv L. Gupta(4)               N/A                       N/A                       N/A                     N/A
JoAnn Heffernan Heisen          100                     $  11                  $ 23,607                $104,000
Bruce K. MacLaury(5)            104                        10                    78,176                $ 99,000
Burton G. Malkiel               100                        10                    90,680                $104,000
Alfred M. Rankin, Jr            100                         7                    46,267                $104,000
James O. Welch, Jr.(5)          100                        12                    97,720                $104,000
J. Lawrence Wilson              100                         4                    67,240                $119,000

(1) The amounts shown in this column are based on the Vanguard Selected Value Fund's fiscal year ended October 31, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 107 Vanguard Group Funds (105 in the case of Mr. Malkiel; 88 in the case of Mr. MacLaury; and 85 in the case of Mr. Gupta) for the 2001 calendar year.
(3) Mr. Ellis joined the Vanguard Selected Value Fund's board, effective January 1, 2001.
(4) Mr. Gupta joined the Vanguard Selected Value Fund's board, effective December 31, 2001.
(5) Mr. MacLaury and Mr. Welch retired from the Vanguard Selected Value Fund's board, effective December 31, 2001.

     THE VANGUARD GROUP. The Vanguard Mid-Cap Growth Fund has been organized as a member of The Vanguard Group of Investment Companies, which consists of more than 100 mutual funds. The Vanguard Group, Inc., located at P.O. Box 2600, Valley Forge, Pennsylvania 19482-6200, which is a jointly owned subsidiary of the Vanguard Group Funds, provides corporate management, administrative and distribution services to the Vanguard Group Funds on an at-cost basis. Vanguard also provides investment advisory services on an at-cost basis to many of the Vanguard Group Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard Group Funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each Vanguard Group fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees of each Vanguard Group fund. In addition, each Vanguard Group fund bears its own direct expenses, such as legal, auditing and custodian fees.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement that was approved by the shareholders of each of the Vanguard Group Funds. The amount that each Vanguard Group fund has invested in Vanguard is adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. Under the Amended and Restated Service Agreement, no fund can be called on to invest more than 0.40% of its current assets in Vanguard.

                             6. GENERAL INFORMATION

     This section provides information on a number of topics relating to proxy voting and shareholder meetings.

     PROXY SOLICITATION METHODS. The PIC Fund will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail. In addition, Provident employees and officers may solicit shareholder proxies in person or by telephone.

     PROXY SOLICITATION COSTS. Provident will pay all costs of soliciting proxies from the PIC Fund's shareholders, including costs relating to the preparation, printing, mailing, and tabulation of proxies.

     QUORUM. In order for the shareholder meeting to go forward, the PIC Fund must achieve a quorum. This means that a majority of your fund's shares must be represented at the meeting - either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your fund will count broker non-votes and abstentions toward a quorum, but not toward the approval of any proposals. Broker non-votes and abstentions will have the effect of a vote "against" the proposal. Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.

     REVOKING YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your fund's Secretary, c/o Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101, or by voting in person at the meeting.

     SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for the PIC Fund's next meeting of shareholders must be received by the PIC Fund within a reasonable period of time prior to that meeting. Your fund has no current plans to hold other meetings of shareholders.

     NOMINEE ACCOUNTS. Upon request, Provident will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the PIC Fund's shares. Please submit invoices for our review to Provident Investment Counsel, 300 North Lake Avenue, Pasadena, California 91101.

     ANNUAL/SEMI-ANNUAL REPORTS. The PIC Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call Provident toll-free at 1-800-618-7643 or write us at 300 North Lake Avenue, Pasadena, California 91101.

     PRINCIPAL SHAREHOLDERS. As of March 31, 2002, the PIC Fund had approximately $33,406,738 million in net assets and 2,363,480.32 outstanding shares. As of the same date, each of the following persons was known to be the record owner of more than 5% of the outstanding shares of the PIC Fund:

Shareholder                            Total Number Of Shares        Percentages
-----------                            ----------------------        -----------

George E. Handtmann III Trustee
FBO Handtmann Family Trust
Carpinteria, CA  93013                       127,942.59                  5.41%

Merrill Lynch
Attn:  Fund Administration
Jacksonville, FL  32246-6484                 282,475.64                 11.95%

State Street Corp.
FBO City of Roanoke Pension Plan
Quincy, MA  02171-2126                       736,497.55                 31.16%

     OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if additional matters do arise, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     OBTAINING INFORMATION FROM THE SEC. The Vanguard Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and must file certain reports and other information with the SEC.

     The proxy materials, reports and other information filed by the Provident Trust and the Vanguard Trust can be inspected and copied at the public reference facilities maintained by the SEC located at 450 5th Street N.W., Washington, D.C. 20549 and 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _________, 2002, between on Vanguard Whitehall Funds, a business trust formed under the laws of the State of Delaware with its principal place of business at on P.O. Box 2600, Valley Forge, PA 19482 (the "Vanguard Trust"), on behalf of Vanguard Mid-Cap Fund, a series of the Vanguard Trust (the "Acquiring Fund"), and PIC Investment Trust, a business trust formed under the laws of the State of Delaware with its principal place of business at 300 North Lake Avenue, Pasadena, California 91101-4106 (the "Provident Trust"), on behalf of the Provident Investment Counsel Mid Cap Fund A, a series of the Provident Trust (the "Selling Fund").

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Selling Fund on (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for units of on beneficial interest (the "Shares") of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 1.2 on of this Agreement), of Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided on in this Agreement, all upon the terms and conditions set out below.

     WHEREAS, the Vanguard Trust and the Provident Trust are each registered as an open-end management investment company under on the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Selling Fund, in reliance on Section 12(d)(1)(E) of the 1940 Act, invests substantially all of its assets in on Shares of the PIC Mid Cap Portfolio, a New York trust that is registered as an investment company under the 1940 Act (the "Master on Fund");

     WHEREAS, the Acquiring Fund and the Selling Fund are authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the on 1940 Act), of the Vanguard Trust has determined with respect to the Acquiring Fund that the exchange of all of the assets of the on Selling Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund and its shareholders;

     WHEREAS, the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined under the 1940 Act), of the Provident Trust has determined with respect to the Selling Fund that the exchange of all the assets of, and certain identified liabilities of, the Selling Fund for Acquiring Fund Shares is in the best interests of the Selling Fund and its on shareholders; and

     WHEREAS, The purpose and effect of the Reorganization is to change the form of organization of the Selling Fund from a on series of Provident Trust to a series of the Vanguard Trust, and the parties anticipate that the Reorganization will provide on long-term benefits to the Selling Fund and its shareholders by immediately reducing expenses and providing access to a larger, more on diverse complex of funds, which can appeal to a broader spectrum of investors, and thus increase the size and efficiency of the on Acquiring Fund and increase the likelihood of the realization of economies of scale.

     NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, the Vanguard Trust and the Provident on Trust agree as follows:

                                    ARTICLE I

  TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ON ASSUMPTION OF CERTAIN IDENTIFIED SELLING FUND LIABILITIES; LIQUIDATION
                             OF THE SELLING FUND ON

     1.1 Subject to the terms and conditions set out in this Agreement and on the basis of the representations and on warranties contained in this Agreement, the Provident Trust agrees to transfer the Selling Fund's assets in the manner set out in on paragraph 1.2 of this Agreement to the Acquiring Fund, and the Vanguard Trust agrees in exchange for such assets: (a) to deliver to on the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's net assets, computed in the manner and as of the time and date set out in paragraph 2.1 of this Agreement, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set out in paragraph 2.2 of this on Agreement; and (b) to assume certain identified liabilities of the Selling Fund, as set out in paragraph 1.3 of this Agreement. Each of these transactions will take place at the closing provided for in paragraph 3.1 of this Agreement (the "Closing").

     1.2 The assets of the Selling Fund to be acquired by the Acquiring Fund will consist of all property of the Selling on Fund including, without limitation, all cash, securities, commodities and futures interests, and dividend or interest receivables on that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the on closing date described in paragraph 3.1 of this Agreement (the "Closing Date").

          The Provident Trust, on behalf of the Selling Fund, shall have provided on or before the date hereof the Vanguard on Trust with (a) the financial statements of the Selling Fund as of and for its most recently completed fiscal year (the "Financial on Statements"), and (b) a list of all of the Selling Fund's assets as of the date of execution of this Agreement. The Provident on Trust, on behalf of the Selling Fund, represents that as of the date of the execution of this Agreement no changes have occurred in on its financial position as reflected in its Financial Statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Provident Trust, on behalf of the Selling Fund, reserves the right to sell any of the Selling Fund's assets but will not, without the prior written approval of the Vanguard Trust, acquire any additional assets for the Selling Fund other than instruments of the type in which the Acquiring Fund is permitted to invest. The Provident Trust, on behalf of the Selling Fund, will, within a reasonable time prior to the Closing on Date, furnish the Vanguard Trust with a list of the assets, if any, on the Selling Fund's list referred to in the first sentence of on this paragraph that do not conform to the Acquiring Fund's investment objectives, policies and restrictions. In the event that the on Selling Fund holds any assets that the Acquiring Fund may not hold, the Selling Fund will use its best efforts to dispose of such on assets prior to the Closing Date.

     1.3 The Provident Trust, on behalf of the Selling Fund, will seek to discharge all of the Selling Fund's known on liabilities and obligations prior to the Closing Date, other than those liabilities and obligations that would otherwise be on discharged at a later date in the ordinary course of the Selling Fund's business. Except as specifically provided in this paragraph on 1.3, the Acquiring Fund will assume the liabilities, expenses, costs, charges and reserves reflected on the Audited Statements of on Assets and Liabilities (as defined in paragraph 4.1(g)) and the Unaudited Financial Statements (as defined in paragraph 7.8), as on well as liabilities incurred in the ordinary course of the Selling Fund's business occurring after the date of the Unaudited on Financial Statements (collectively, the "Liabilities"). The Acquiring Fund will assume only the Liabilities and will not, except as on specifically provided in this paragraph 1.3, assume any other contingent, unknown, or unaccrued liabilities, all of which will remain the obligation of the Selling Fund.

     1.4 As provided in paragraph 3.4 of this Agreement, as soon after the Closing Date as is practicable (the "Liquidation Date"), the Selling Fund will liquidate and distribute on a proportionate basis to the Selling Fund's shareholders of record on determined as of the close of business on the Closing Date (the "Selling Fund Shareholders") the Acquiring Fund Shares it receives on pursuant to paragraph 1.1 of this Agreement. This liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders representing the respective proportionate number of Acquiring on Fund Shares due those shareholders. All issued and outstanding Shares of the Selling Fund ("Selling Fund Shares") will on simultaneously be canceled on the books of the Selling Fund and all certificates relating to the Selling Fund Shares, if any, will be marked "Cancelled." The Acquiring Fund will not issue certificates representing the Acquiring Fund's Shares in connection with the on exchange of Acquiring Fund Shares for shares of the Selling Fund.

     1.5 After the Reorganization, ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's on transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and on statement of additional information.

     1.6 As soon as practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 of this Agreement but in any event within 180 calendar days after the Closing Date the Selling Fund will be terminated as a series of the Provident on Trust ("Termination Date"). In addition, the Provident Trust will as soon as practicable after the Termination Date take all other on actions in connection with the termination of the Selling Fund as required by applicable law.

     1.7 Any reporting responsibility of the Selling Fund to any public authority is and will remain the responsibility of on the Selling Fund up to and including the Closing Date and the Termination Date.

     1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Selling Fund Shares on the books of the Selling Fund as of that time will, as a condition of the issuance and transfer, be paid by on the person to whom the Acquiring Fund Shares are to be issued and transferred.

                                   ARTICLE II

                                    VALUATION

     2.1 The value of the Selling Fund's assets to be acquired under this Agreement will be the value of the assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (the time and date being referred to as the "Valuation Date" for purposes of this Agreement), using the valuation procedures set out in the Selling Fund's then-current prospectus and/or statement of additional information.

     2.2 The net asset value of the Acquiring Fund Shares will be the net asset value per share computed as of the Valuation Date, using the valuation procedures set out in the Acquiring Fund's then-current prospectus and/or statement of additional information.

     2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets will be determined by dividing the value of the net assets of the Selling Fund determined using the same valuation procedures referred to in paragraph 2.1 of this Agreement by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2 of this Agreement.

     2.4 All computations of value will be made in accordance with the regular practices of the Vanguard Trust, subject to this Article II.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 The Closing Date for the Reorganization will be June 14, 2002, or such other date agreed to in writing by the Vanguard Trust and the Provident Trust. All acts taking place at the Closing will be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing will be held as of 4:00 p.m., at the offices of the Vanguard Trust, 100 Vanguard Blvd., Malvern, PA 19355, or at such other time and/or place agreed to by the Vanguard Trust and the Provident Trust.

     3.2 The Acquiring Fund will arrange for its custodian to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets will have been delivered in proper form to the Acquiring Fund prior to or on the Closing Date, and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, will have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

     3.3 In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund is closed to trading or trading on the market is restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquiring

Fund or the Selling Fund is impracticable, the Closing Date will be postponed until the first business day after the day when normal trading has fully resumed and reporting has been restored.

     3.4 The Provident Trust, on behalf of the Selling Fund, will deliver at the Closing a list of the names and addresses of the Selling Fund Shareholders and the number of outstanding Selling Fund Shares owned by each such shareholder immediately prior to the Closing or provide evidence that the information has been provided to the Acquiring Fund's transfer agent. The Vanguard Trust, on behalf of the Acquiring Fund, will issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Selling Fund's account on the Closing Date to the Secretary of the Provident Trust or provide evidence satisfactory to the Provident Trust that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party to this Agreement will deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 The Provident Trust, on behalf of the Selling Fund, represents and warrants to the Vanguard Trust as follows:

          (a) The Selling Fund is a series of the Provident Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware;

          (b) The Provident Trust is a registered open-end management investment company and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

          (c) The Provident Trust is not, and the execution, delivery, and performance of this Agreement (subject to approval of the Selling Fund Shareholders) will not result, in a violation of any provision of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Provident Trust on behalf of itself or on behalf of the Selling Fund is a party or by which its property is bound;

          (d) The Provident Trust will turn over all of the books and records relating to the Selling Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) to the Vanguard Trust at the Closing;

          (e) The Provident Trust has no contracts or other commitments (other than this Agreement) with respect to the Selling Fund that will be terminated with liability to the Selling Fund prior to the Closing Date;

          (f) Except as previously disclosed in writing to and accepted by the Vanguard Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Provident Trust's knowledge threatened, against the Provident Trust in connection with the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Selling Fund's financial condition or the conduct of its business. The Provident Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Selling Fund or the Provident Trust's ability to consummate the transactions contemplated by this Agreement;

          (g) The statements of assets and liabilities of the Provident Trust relating to the Selling Fund for each annual period beginning with commencement of the Selling Fund and ending on October 31, 2001 (the "Audited Statements of Assets and Liabilities") have been audited by McGladrey & Pullen, LLP or PricewaterhouseCoopers LLP, as applicable, each certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and those statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and no known contingent liabilities of the Selling Fund exist as of such dates that are not disclosed in those statements;

          (h) Since October 31, 2001, no material adverse change has occurred in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed in writing to the Vanguard Trust prior to the Closing Date. For the purposes of this subparagraph (h), a decline in net asset value per share or the total assets of the Selling Fund in the ordinary course of business does not constitute a material adverse change;

          (i) At the Closing Date, all federal and other tax returns and other reports or filings with respect to the Selling Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes and, to the best of the Provident Trust's knowledge, no such tax return is currently under audit and no assessment has been asserted with respect to such a return;

          (j) For each of its prior fiscal years of operation and for each subsequent quarter end of the current fiscal year, the Provident Trust has met the requirements of Subchapter M of the Code for qualification and treatment of the Selling Fund as a regulated investment company; and all of the Selling Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

          (k) At the date of this Agreement, all issued and outstanding Selling Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Selling Fund Shares will, at the time of Closing, be held by the persons and in the amounts set out in the records of the Provident Trust's transfer agent as provided in paragraph 3.4 of this Agreement. The Provident Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund's Shares, nor is any security convertible into any of the Selling Fund's shares currently outstanding (other than by exchange from other series of Provident Trust);

          (l) At the Closing Date, (i) the Provident Trust, on behalf of the Selling Fund, will have redeemed all Shares of the Master Fund held by the Selling Fund and received in-kind a distribution of a pro rata portion of the assets of the Master Fund in accordance with applicable law, (ii) the assets of the Selling Fund will not be composed, in whole or in part, of Shares of the Master Fund, and (iii) the Provident Trust will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 of this Agreement, and full right, power and authority to sell, assign, transfer and deliver the assets under the terms and conditions of this Agreement and, upon delivery and payment for the assets, the Acquiring Fund will acquire good and marketable title to them, subject to no restrictions on the full transfer of the assets, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the Vanguard Trust;

          (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Provident Trust's Board of Trustees and, subject to the approval of the Selling Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Provident Trust, enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Provident Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (o) The proxy statement of the Selling Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Selling Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (p) The current prospectus and statement of additional information filed with the Commission as part of the Provident Trust's registration statement on Form N-1A, insofar as they relate to the Selling Fund (the "Provident Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Provident Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

     4.2 The Vanguard Trust, on behalf of the Acquiring Fund, represents and warrants to the Provident Trust as follows:

          (a) The Acquiring Fund is a series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Vanguard Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

          (c) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A, which will become effective prior to the Closing Date, insofar as they relate to the Acquiring Fund (the "Vanguard Trust Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the Vanguard Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Vanguard Trust is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Vanguard Trust on behalf of itself or on behalf of the Acquiring Fund is a party or by which its property is bound;

          (e) The current prospectus and statement of additional information filed with the Commission as part of the Vanguard Trust's registration statement on Form N-1A relating to the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in that registration statement or necessary to make the statements in the registration statement, in light of the circumstances under which they were made, not misleading.

          (f) Except as previously disclosed in writing to and accepted by the Provident Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Vanguard Trust's knowledge, threatened against the Vanguard Trust in connection with the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Vanguard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or the business of the Acquiring Fund or the Vanguard Trust's ability to consummate the transactions contemplated in this Agreement;

          (g) The Acquiring Fund has had no material business operations, and has no material assets or liabilities since [DATE], the date of its organization;

          (h) At the Closing Date, all federal and other tax returns and reports with respect to the Acquiring Fund required by law to have been filed by the Closing Date will have been filed, and all federal and other taxes will have been paid so far as due, or provision will have been made for the payment of those taxes;

          (i) The Vanguard Trust intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Fund as a regulated investment company in the future;

          (j) At the date of this Agreement, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership of those shares. The Vanguard Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is any security convertible into any Acquiring Fund Shares currently outstanding;

          (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Vanguard Trust's Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, under the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership of those shares;

          (m) The information to be furnished by the Vanguard Trust for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated by this Agreement will be accurate and complete in all material respects and will comply in all material respects with federal securities and other laws and regulations under those laws applicable to those transactions;

          (n) The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.7 of this Agreement (insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated in the Proxy Statement or necessary to make the statements in the Proxy Statement, in light of the circumstances under which such statements were made, not materially misleading; and

          (o) The Vanguard Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to continue the operations of the Acquiring Fund after the Closing Date.

                                    ARTICLE V

             COVENANTS OF THE VANGUARD TRUST AND THE PROVIDENT TRUST

     5.1 The Vanguard Trust will operate the business of the Acquiring Fund, and the Provident Trust will operate the business of the Selling Fund, in the ordinary course between the date of this Agreement and the Closing Date. The Vanguard Trust and the Provident Trust agree for purposes of this Agreement that the declaration and payment of customary dividends and distributions will be considered to have been paid in the ordinary course of business.

     5.2 The Provident Trust, on behalf of the Selling Fund, will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions in coordination with the Vanguard Trust necessary to obtain approval of the transactions contemplated by this Agreement.

     5.3 The Provident Trust, on behalf of the Selling Fund, covenants that the Acquiring Fund Shares to be issued under this Agreement are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

     5.4 The Provident Trust, on behalf of the Selling Fund, will assist the Vanguard Trust in obtaining all information that the Vanguard Trust reasonably requests concerning the beneficial ownership of the Selling Fund's Shares.

     5.5 Subject to the provisions of this Agreement, the Vanguard Trust and the Provident Trust each will take, or cause to be taken, all action, and do, or cause to be done, all actions, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 As promptly as practicable, but in any case within forty-five calendar days after the Closing Date, the Provident Trust will furnish the Vanguard Trust, in such form as is reasonably satisfactory to the Vanguard Trust, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and that will be certified by the Selling Fund's President and its Treasurer.

     5.7 The Provident Trust, on behalf of the Selling Fund, will provide the Vanguard Trust with information reasonably necessary for the preparation of a prospectus (the "Prospectus") that will include the Proxy Statement referred to in paragraphs 4.1(o) and 4.2(m) of this Agreement, all to be included in a registration statement on Form N-14 of the Vanguard Trust (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund's shareholders to consider approval of this Agreement and the transactions contemplated by this Agreement.

     5.8 As promptly as practicable, but in any case within thirty days after the Closing Date, the Provident Trust, on behalf of the Selling Fund, will furnish the Vanguard Trust with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act. A notice pursuant to Rule 24f-2 will be filed by the Acquiring Fund offsetting redemptions by the Selling Fund during the fiscal year ending on or after the Closing Date against sales of the Acquiring Fund Shares; and the Provident Trust agrees that it will not net redemptions during that period by the Selling Fund against sales of shares of any other series of the Provident Trust.

     5.9 As promptly as practicable, but in any case within the period required by applicable law or regulation, the Provident Trust, on behalf of the Selling Fund, will file all federal and other tax returns and other reports or filings with respect to the Selling Fund required by applicable law or regulation to be filed.

                                   ARTICLE VI

         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PROVIDENT TRUST

     The obligations of the Provident Trust to consummate the transactions provided for in this Agreement will be subject, at its election, to the performance by the Vanguard Trust of all obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations to the following specific conditions:

     6.1 All representations and warranties of the Vanguard Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Vanguard Trust will have delivered to the Provident Trust a certificate executed in its name, and on behalf of the Acquiring Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Provident Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Vanguard Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Provident Trust may reasonably request.

     6.3 The Provident Trust will have received on the Closing Date a favorable opinion from Morgan, Lewis & Bockius, LLP, counsel to the Vanguard Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Provident Trust, and based upon customary certificates with respect to matters of fact from the officers of the Vanguard Trust, covering the following points:

          (a) the Acquiring Fund is a separate series of the Vanguard Trust, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and the Vanguard Trust has the trust power to own all of the Acquiring Fund's properties and assets and to carry on the Acquiring Fund's business as presently conducted;

          (b) the Vanguard Trust is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, the Vanguard Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Acquiring Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Vanguard Trust and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Provident Trust, is a valid and binding obligation of the Vanguard Trust enforceable against the Vanguard Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

          (d) the Acquiring Fund Shares to be issued to the Selling Fund's shareholders as provided by this Agreement are duly authorized and upon delivery will be validly issued and outstanding and are fully paid and non-assessable with no personal liability attaching to ownership of the Shares, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect of the Shares;

          (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Vanguard Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Acquiring Fund (known to such counsel) to which the Vanguard Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Vanguard Trust is a party or by which it or its properties are bound;

          (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Vanguard Trust of the actions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (g) the descriptions in the Proxy Statement, insofar as they relate to the Vanguard Trust or the Acquiring Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown;

          (h) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Vanguard Trust or the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Acquiring Fund's business; and

          (i) the Vanguard Trust Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

          Counsel also will state that they have participated in conferences with officers and other representatives of the Vanguard Trust at which the contents of the Proxy Statement, the Vanguard Trust Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement and the Vanguard Trust Registration Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Vanguard Trust), they do not believe that the Proxy Statement and the Vanguard Trust Registration Statement as of their respective dates, as of the date of the Selling Fund's shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement and the Vanguard Trust Registration Statement or necessary to make the statements in the Proxy Statement and the Vanguard Trust Registration Statement in the light of the circumstances under which they were made not misleading.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Provident Trust or the Selling Fund, contained in the Proxy Statement or the Vanguard Trust Registration Statement, and that such opinion is solely for the benefit of the Provident Trust and its trustees and officers. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or trustees of the Acquiring Fund. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Provident Trust may reasonably request.

     In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

                                   ARTICLE VII

          CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE VANGUARD TRUST

     The obligations of the Vanguard Trust to complete the transactions provided for in this Agreement will be subject, at its election, to the performance by the Provident Trust of all the obligations to be performed by it under this Agreement on or before the Closing Date and, in addition to those obligations, the following conditions:

     7.1 All representations and warranties of the Provident Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Provident Trust will have delivered to the Vanguard Trust a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs bases (and, if different from tax costs, book costs) of those securities by lot and the holding periods of those securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Provident Trust. Such list of tax cost bases and holding periods shall reflect any allocations and adjustments which may arise under the Code and/or Treasury Regulations as a result of the in-kind redemption from the Master Fund to the Selling Fund (including, but not limited to, any allocations and adjustments in accordance with Sections 732(b) and 732(c) of the Code and any wash sale adjustments) and will be in such a form as to enable the Vanguard Fund to accurately determine the tax cost bases for the securities received from the Selling Fund on a lot basis without the need to consult any additional schedules of allocation or adjustment.

     7.3 The Provident Trust will have delivered to the Vanguard Trust on the Closing Date a certificate executed in its name, and on behalf of the Selling Fund, by its Chief Executive Officer, President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Vanguard Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Provident Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Vanguard Trust shall reasonably request; and

     7.4 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Provident Trust, dated as of the Closing Date, in form and substance reasonably satisfactory to the Vanguard Trust, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, covering the following points:

          (a) the Selling Fund is a separate series of the Provident Trust, a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and the Provident Trust has the trust power to own all of the Selling Fund's properties and assets and to carry on the Selling Fund's business as presently conducted;

          (b) the Provident Trust is registered as an investment company under the 1940 Act and, to such counsel's knowledge, the Provident Trust's registration with the Commission as an investment company under the 1940 Act is in force and effect with respect to the Selling Fund;

          (c) this Agreement has been duly authorized, executed and delivered by the Provident Trust and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those laws and, assuming due authorization, execution and delivery of the Agreement by the Vanguard Trust, is a valid and binding obligation of the Provident Trust enforceable against the Provident Trust in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors, rights generally and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, result in a violation of the Provident Trust's Declaration of Trust or in a material violation of any provision of any agreement relating to the Selling Fund (known to such counsel) to which the Provident Trust is a party or by which it or its properties are bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Provident Trust is a party or by which it or its properties are bound;

          (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or State of Delaware is required for the consummation by the Provident Trust of the transactions contemplated in this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

          (f) the descriptions in the Proxy Statement, insofar as they relate to the Provident Trust or the Selling Fund, of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States, and contracts and other documents, if any, are accurate and fairly present the information required to be shown; and

          (g) such counsel does not know of any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, insofar as they relate to the Provident Trust, the Selling Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required or that materially and adversely affect the Selling Fund's business.

     Counsel also will state that they have participated in conferences with officers and other representatives of the Provident Trust at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing information (relying as to materiality upon the opinions of officers and other representatives of the Provident Trust), they do not believe that the Proxy Statement as of its date, as of the date of the Selling Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated in the Proxy Statement regarding the Selling Fund or necessary to make the statements in the Proxy Statement regarding the Selling Fund not misleading in the light of the circumstances under which they were made.

     The opinion may state that counsel does not express any opinion or belief as to the Financial Statements or other financial data, or as to the information relating to the Vanguard Trust or the Acquiring Fund, contained in the Proxy Statement, and that such opinion is solely for the benefit of the Vanguard Trust and its trustees and officers. The opinion also will include such other matters incident to the transaction contemplated by this Agreement as the Vanguard Trust may reasonably request. Such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of local counsel and/or certificates of officers or directors of the Provident Trust.

     In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of the Proxy Statement and not to any exhibits or attachments to the Proxy Statement or to any documents incorporated by reference in the Proxy Statement.

     7.5 The Vanguard Trust will have received on the Closing Date a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, addressed to, and in form and substance reasonably satisfactory to the Vanguard Trust substantially to the effect that, provided the redemption in-kind of all Shares of the Master Fund by the Selling Fund, as contemplated hereby, is carried out as described herein, and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust, that for federal income tax purposes:

          (a) the Selling Fund will recognize no gain or loss on the redemption in-kind of all of its Shares of the Master Fund in accordance with Section 731 of the Code;

          (b) the basis of assets received by the Selling Fund on the redemption in-kind of all of its Shares of the Master Fund will be the same basis as the basis which the Selling Fund had in its Shares of the Master Fund immediately prior to the redemption, less any cash distributed, and will be allocated to such assets in accordance with Section 732(b) and Section 732(c) of the Code;

          (c) the holding period of the assets received by the Selling Fund on the redemption in-kind of its Shares of the Master Fund will include the period during which the Master Fund held those Shares under Section 735(b) of the Code.

     7.6 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust dated as of the effective date of the Registration Statement in form and substance satisfactory to the Vanguard Trust, to the effect that:

          (a) they are independent public accountants with respect to the Provident Trust within the meaning of the 1933 Act and the applicable regulations under the 1933 Act;

          (b) in their opinion, the Financial Statements and per share income and capital changes of the Selling Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act;

          (c) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an audit in accordance with generally accepted auditing standards) with respect to the unaudited pro forma financial statements of the Selling Fund included in the Registration Statement and the Proxy Statement, and inquiries of appropriate officials of the Provident Trust or the officers of the Provident Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (i) the unaudited pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the rules and regulations under the 1933 Act, or (ii) the unaudited pro forma financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with those of the audited Financial Statements; and

          (d) on the basis of limited procedures agreed upon by the Vanguard Trust and the Provident Trust and described in the letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Selling Fund appearing in the Registration Statement and the Proxy Statement that is expressed in dollars or percentages of dollars (with the exception of performance comparisons) has been obtained from the accounting records of the Selling Fund or from schedules prepared by officers of the Provident Trust having responsibility for financial and reporting matters and the information is in agreement with these records, schedules or computations made from those documents.

     7.7 The Provident Trust will have delivered to the Vanguard Trust, pursuant to paragraph 4.1(g) of this Agreement, copies of Financial Statements of the Selling Fund as of and for its most recently completed fiscal year.

     7.8 The Vanguard Trust will have received from PricewaterhouseCoopers LLP a letter addressed to the Vanguard Trust and dated as of the Valuation Date stating that as of a date no more than three business days prior to the Valuation Date, PricewaterhouseCoopers LLC performed limited procedures in connection with the Provident Trust's most recent unaudited financial statements relating to the Selling Fund (the "Unaudited Financial Statements") and that (a) nothing came to their attention in performing the limited procedures or otherwise that led them to believe that any changes had occurred in the assets, liabilities, net assets, net investment income, net increase (decrease) in net assets from operations or net increase (decrease) in net assets as compared with amounts as of the Selling Fund's most recent audited fiscal year end or the corresponding period in the Selling Fund's most recent audited fiscal year, other than changes occurring in the ordinary course of business and (b) based on the limited procedures, no change has occurred in their report on the most recent audited Financial Statements of the Provident Trust relating to the Selling Fund.

                                  ARTICLE VIII

        FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
                              AND THE SELLING FUND

The obligations of the Vanguard Trust and the Provident Trust, respectively, to complete the transactions provided for in this Agreement are subject to the performance by the other party of such other party's obligations, and the following conditions:

     8.1 This Agreement and the transactions contemplated in this Agreement will have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Provident Trust's Declaration of Trust and applicable law and certified copies of the votes evidencing the approval will have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement. On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including no-action positions of and exemptive orders from federal and state authorities) deemed necessary by the Vanguard Trust or the Provident Trust to permit consummation, in all material respects, of the transactions contemplated by this Agreement will have been obtained, except if the failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either the Vanguard Trust or the Provident Trust may for itself waive any of the conditions in this paragraph 8.3.

     8.4 The Vanguard Trust Registration Statement and the Registration Statement will each have become effective under the 1933 Act and no stop orders suspending the effectiveness of the Vanguard Trust Registration Statement or the Registration Statement will have been issued and, to the best knowledge of the Vanguard Trust or the Provident Trust, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties will have received a favorable opinion of Morgan, Lewis & Bockius, LLP, addressed to, and in form and substance reasonably satisfactory to the Provident Trust substantially to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and based upon customary certificates with respect to matters of fact from the officers of the Provident Trust and the Vanguard Trust, that for federal income tax purposes:

          (a) the transfer of all or substantially all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund are each a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund; however, no opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund or upon the distribution of the Acquiring Fund Shares to the Selling Fund's shareholders in exchange for their shares of the Selling Fund;

          (d) no gain or loss will be recognized by shareholders of the Selling Fund upon the exchange of their Selling Fund Shares for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Selling Fund;

          (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Selling Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund Shares held by the shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund shareholder will include the period during which the Selling Fund Shares exchanged for the Acquiring Fund Shares were held by the shareholder (provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization); and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of the assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything in this Agreement to the contrary, neither the Vanguard Trust nor the Provident Trust may waive the conditions set out in this paragraph 8.5.

                                   ARTICLE IX

                  BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

     9.1 The Vanguard Trust represents and warrants to the Provident Trust, and the Provident Trust represents and warrants to the Vanguard Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions provided for in this Agreement.

     9.2 The Vanguard Group, Inc. ("The Vanguard Group") and Provident Investment Counsel, Inc. each agree to bear the fees, costs, and expenses incurred in connection with the transactions contemplated by this Agreement in the manner set forth in the Fund Sponsorship Agreement, dated February 7, 2002, to which each is a party; provided, however, that The Vanguard Group shall also bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the audit of the financial statements of the Selling Fund and the Acquiring Fund for the fiscal year ending October 31, 2002, and the Selling Fund or Provident Investment Counsel, Inc. ("Provident"), as mutually agreed between such two parties, shall bear the fees, costs, and expenses of PricewaterhouseCoopers LLP in performing the limited procedures required under paragraph 7.8.

     9.3 (a) Provident will indemnify and hold harmless the Vanguard Trust, the Acquiring Fund, The Vanguard Group, Inc., their trustees, directors, officers, employees, and affiliates (each, a "Vanguard Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Provident Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Provident Trust in the performance (or failure to perform) of the Provident Trust's obligations under this Agreement.

          (b) Provident's agreement to indemnify a Vanguard Indemnified Party pursuant to this paragraph 9.3 is expressly conditioned upon Provident's being notified of any action or claim brought against any Vanguard Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Vanguard Indemnified Party to notify Provident will not relieve Provident from any liability that Provident may have otherwise than on account of this indemnification agreement.

          (c) In case any action or claim is brought against any Vanguard Indemnified Party and that party timely notifies Provident of the commencement of the action or claim, Provident will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Provident shall be entitled to select and engage counsel reasonably satisfactory to the Vanguard Indemnified Party to handle and defend against any action or claim. In the event Provident does not assume full control over the handling and defense of any action or claim, the Vanguard Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Provident. Provident shall not enter into the settlement of any action or claim on behalf of a Vanguard Indemnified Party without the prior written consent of the Vanguard Indemnified Party.

     9.4 (a) The Vanguard Group will indemnify and hold harmless the Provident Trust, the Selling Fund, Provident Investment Counsel, Inc., their trustees, directors, officers, employees and affiliates (each, a "Provident Indemnified Party"), from and against any and all damages, costs and expenses (including reasonable attorney's fees and costs) incurred by any of them as a result of any breach or failure of the Vanguard Trust's representations or warranties under this Agreement, or as a result of any willful misconduct or negligence by the Vanguard Trust in the performance (or failure to perform) of the Vanguard Trust's obligations under this Agreement.

          (b) Vanguard's agreement to indemnify a Provident Indemnified Party pursuant to this paragraph 9.4 is expressly conditioned upon Vanguard's being notified of any action or claim brought against any Provident Indemnified Party within thirty (30) days after that party receives notice of the action or claim. The failure of a Provident Indemnified Party to notify Vanguard will not relieve Vanguard from any liability that Vanguard may have otherwise than on account of this indemnification agreement.

          (c) In case any action or claim is brought against any Provident Indemnified Party and that party timely notifies Vanguard of the commencement of the action or claim, Vanguard will be entitled to participate in and, to the extent that it wishes to do so, to assume the defense of the action or claim. Vanguard shall be entitled to select and engage counsel reasonably satisfactory to the Provident Indemnified Party to handle and defend against any action or claim. In the event Vanguard does not assume full control over the handling and defense of any action or claim, the Provident Indemnified Party shall have the right to handle, defend, and/or settle any such action or claim as it may deem appropriate, at the cost and expense of Vanguard. Vanguard shall not enter into the settlement of any action or claim on behalf of a Provident Indemnified Party without the prior written consent of the Provident Indemnified Party.

                                    ARTICLE X

     ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

     10.1 The Vanguard Trust and the Provident Trust agree that neither of them has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement represents the entire agreement among them with respect to the Reorganization.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered in accordance with its terms will survive the consummation of the transactions contemplated under this Agreement.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated at any time at or prior to the Closing Date by: (i) mutual agreement of the Provident Trust and the Vanguard Trust; (ii) the Provident Trust, in the event the Vanguard Trust has, or the Vanguard Trust in the event the Provident Trust has, materially breached any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing Date; or (iii) the Provident Trust or the Vanguard Trust in the event a condition included in this Agreement expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, neither the Vanguard Trust, nor the Provident Trust, nor any series thereof other than the Selling Fund and the Acquiring Fund, nor their respective trustees or officers, will be liable to the other party or parties.

                                   ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Vanguard Trust and the Provident Trust; provided, however, that following the meeting of the Selling Fund's shareholders called pursuant to paragraph 5.2 of this Agreement, no amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund's Shareholders under this Agreement to the detriment of the shareholders without their further approval.

                                  ARTICLE XIII

                                     NOTICES

     13.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement will be in writing and given by prepaid telegraph, telecopy, or certified mail as follows:

          If to the Vanguard Trust, at:

          Vanguard Whitehall Funds
          P.O. Box 2600
          Valley Forge, PA 19482
          Attention:  Joel M. Dickson
          Telephone:  610-669-5846
          Facsimile:  610-503-5855

          If to the Provident Trust, at:

          Provident Investment Counsel
          300 North Lake Avenue
          Pasadena, California  91101-4106
          Attention:
          Telephone:
          Facsimile:

                                   ARTICLE XIV

   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws (without giving effect to the conflicts-of-law principles thereof) of the State of Delaware.

     14.4 This Agreement will bind and inure to the benefit of the parties to the Agreement and their respective successors and assigns, but no assignment or transfer of the Agreement or of any rights or obligations under the Agreement may be made by either party without the written consent of the other party. Nothing expressed or implied in this Agreement is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties to the Agreement and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Reorganization to be executed as of the date first set forth herein.


PIC INVESTMENT TRUST                        VANGUARD  WHITEHALL FUNDS


-----------------------------------         ------------------------------------
Signature              Date                 Signature              Date

-----------------------------------         ------------------------------------
Print Name             Title                Print Name             Title

PROVIDENT INVESTMENT COUNSEL, INC.          THE VANGUARD GROUP (as to the
(as to the provisions of Paragraphs         provisions of Paragraphs 9.2 and
9.2 and 9.5 only)                           9.3 only)

-----------------------------------         ------------------------------------
Signature              Date                 Signature              Date

-----------------------------------         ------------------------------------
Print Name             Title                Print Name             Title

                                      PROXY

The proxy is being solicited by the Board of Trustees of PIC Investment Trust (the "PIC Trust") for the Special Meeting of Shareholders of Provident Investment Counsel Mid Cap Fund A of the PIC Trust (the "Meeting"). The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Thomas M. Mitchell and Aaron W.L. Eubanks, Sr. as proxies and each of them, each with full power of substitution, to vote at the Meeting to be held in the offices of Provident Investment Counsel ("Provident"), 300 North Lake Avenue, Pasadena, California 91101, on Monday, June 3, 2002, at 10:00 a.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL:

PROPOSAL 1. Approval of the reorganization of Provident Investment Counsel Mid
            Cap Fund A into Vanguard Mid-Cap Growth Fund.

                         ____For ____Against ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:  ________, 2002

                                               ---------------------------------
                                               Signature of Shareholder

                                               ---------------------------------
                                               Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

Telephone Voting Instructions:

1)   Read the Proxy Statement and have this Proxy card at hand.

2)   Call ___________

3) Enter the 12-digit control number set forth on this Proxy card and follow the simple instructions.

                                     PART B

                           VANGUARD(R) WHITEHALL FUNDS
                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 26, 2002




     This Statement is not a prospectus but provides additional information with respect to the following:

     A proposal to reorganize Schroder International Smaller Companies Fund (Schroder Fund), a series of Schroder Capital Funds (Delaware), a Delaware business trust (Schroder Trust), into Vanguard International Explorer Fund, a series of the Trust, as further described in a separately filed combined prospectus/proxy statement (Schroder Proxy).

     A proposal to reorganize Provident Investment Counsel Mid Cap Fund A (Provident Fund), a series of PIC Investment Trust, a Delaware business trust (Provident Trust), into Vanguard Mid-Cap Growth Fund, a series of the Trust, as further described in the related combined prospectus/proxy statement, dated April 26, 2002 (Provident Proxy).

     This Statement contains information that may be of interest to shareholders of the Schroder Fund or the Provident Fund but which is not included in the Schroder Proxy or the Provident Proxy. This Statement should be read in conjunction with the Schroder Proxy and the Provident Proxy (each, a Proxy, and collectively, the Proxies), which may be obtained without charge by calling:


                                 Schroder Proxy
                Schroder Investment Management North America Inc.
                                  800-464-3108

                                 Provident Proxy
                       Provident Investment Counsel, Inc.
                                  800-618-7643



                        INVESTOR INFORMATION DEPARTMENT:

                                 1-800-662-7447


                                TABLE OF CONTENTS

                                                                 PAGE
DESCRIPTION OF THE TRUST.........................................B-2
INVESTMENT POLICIES..............................................B-3
INVESTMENT LIMITATIONS...........................................B-9
YIELD AND TOTAL RETURN...........................................B-12
SHARE PRICE......................................................B-16
PURCHASE OF SHARES...............................................B-16
REDEMPTION OF SHARES.............................................B-16
MANAGEMENT OF THE FUNDS..........................................B-17
INVESTMENT ADVISORY SERVICES.....................................B-18
PORTFOLIO TRANSACTIONS...........................................B-20
FINANCIAL STATEMENTS.............................................B-20
COMPARATIVE INDEXES..............................................B-20

                            DESCRIPTION OF THE TRUST


ORGANIZATION



     The  Trust  was  organized  as a  Maryland  corporation  in  1995,  and was
reorganized  as  a  Delaware   business  trust  in  June,  1998.  Prior  to  its
reorganization as a Delaware business trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers Vanguard Selected Value Fund, which offers a single class of shares. The Trust has created the following additional funds that have not yet commenced operations, each of which offers a single class of shares:



                      Vanguard International Explorer Fund
                          Vanguard Mid-Cap Growth Fund
                 (individually, a Fund; collectively, the Funds)


     Vanguard International Explorer Fund was formed in connection with the proposed reorganization of the Schroder Fund, which is sponsored by Schroder Investment Management North America Inc. (Schroders). Under the proposal, the assets and liabilities of the Schroder Fund would be transferred in a tax-free transaction to Vanguard International Explorer Fund, a substantially similar fund created just for this purpose. If the proposed reorganization is not approved by shareholders of the Schroder Fund, Vanguard International Explorer Fund will not commence operations.

     Vanguard Mid-Cap Growth Fund was formed in connection with the proposed reorganization of the Provident Fund, which is sponsored by Provident Investment Counsel, Inc. (Provident). Under the proposal, the assets and liabilities of the Provident Fund would be transferred in a tax-free transaction to Vanguard Mid-Cap Growth Fund, a substantially similar fund created just for this purpose. If the proposed reorganization is not approved by shareholders of the Provident Fund, Vanguard Mid-Cap Growth Fund will not commence operations.


     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.


SERVICE PROVIDERS



     CUSTODIAN. Because the Funds have not commenced operations, they have not yet selected their custodians. The Funds will select custodians if the proposed reorganizations are approved by shareholders of the Schroders Fund and the Provident Fund, as applicable. The custodians will be responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, is expected to serve as the Funds' independent accountants if the proposed reorganizations are approved. The accountants audit the Funds' annual financial statements and provide other related services.


     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent will be The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Trust or any of its fund(s) may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rate share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with each Fund's shares.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUND


     Each of Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund expects to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES



     Some of the investment policies described below and in the Proxies set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

     The following policies supplement the Funds' investment policies set forth in the applicable Proxy:


     Vanguard Mid-Cap Growth Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks of medium size companies. This policy may only be changed upon 60 days notice to shareholders.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees will monitor the Funds' repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers.
Because these securities can be resold only to qualified institutional buyers, or after they have been held for a number of years, they may be considered illiquid securities--meaning that they would be difficult for a Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' board of trustees. This generally includes securities that are unregistered than can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     FOREIGN INVESTMENTS. Each Fund may invest up to 20% of its assets (and Vanguard International Explorer Fund will invest primarily) in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since each fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Explorer and Mid-Cap Growth Funds permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although each Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Fund's foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by a Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since the Funds seek long-term capital appreciation and any income should be considered incidental.

     Emerging Market Investments. Vanguard International Explorer Fund is permitted to invest in a limited portion of its assets in the securities of issuers domiciled or doing business in emerging market countries. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.

     The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. If, at the close of its fiscal year, more than 50% of Vanguard International Explorer Fund's total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to Fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     FUTURES AND OPTIONS CONTRACTS. Each Fund may enter into stock futures contracts, options, and options on futures contracts for several reasons: to maintain cash investments while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the investment advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in such securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     LENDING OF SECURITIES. Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets (although Vanguard Mid-Cap Growth Fund has an operating policy of limiting the amount of loans to not more than 25% of the value of the total assets of the Fund), and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the fund must call the loan and vote the securities.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     WHEN-ISSUED SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems this to be appropriate.

     SHORT SALES. To the extent permitted under "Investment Restrictions" below and in the Prospectus, Vanguard International Explorer Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     TEMPORARY INVESTMENTS. Each Fund may take temporary defensive measures that are inconsistent with the Fund's normal investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Funds; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


                             INVESTMENT LIMITATIONS


VANGUARD INTERNATIONAL EXPLORER FUND

     The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund also has the following operational, NON-FUNDAMENTAL policies:

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY  CONCENTRATION.  The fundamental  investment  limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

VANGUARD MID-CAP GROWTH FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

  The Fund also has the following operational, NON-FUNDAMENTAL policies:

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     INDUSTRY  CONCENTRATION.  The fundamental  investment  limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INVESTING FOR CONTROL. The Fund may not investment in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may invest in any other investment company only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its nets assets.

     PURCHASES ON MARGIN. The Fund may not purchase securities on margin.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

     SHORT SALES. The Fund may not sell securities short.

     The above-mentioned investment limitations for each Fund are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Companies, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


                             YIELD AND TOTAL RETURN


     Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund have not commenced operations, so performance information (including yield and average annual total returns) for a full calendar year is not yet available.



AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

     Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)1/N - 1

  Where:

          T =average annual total return
          P =a hypothetical initial investment of $1,000 n =number of years
        ERV =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                            T = (ATV D/P)1/N - 1

  Where:

          T   =average annual total return (after taxes on
               distributions)
          P   =a hypothetical initial investment of $1,000
          n   =number of years
     ATV\\D\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\DR\\/P)/1/N/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions and redemption)
          P   =a hypothetical initial investment of $1,000
          n   =number of years
    ATV\\DR\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELD


     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6/ - 1]

  Where:

          a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements)
          c =the average daily number of shares outstanding during
             the period that were entitled to receive dividends
          d =the maximum offering price per share on the last day of the period

                                   SHARE PRICE


     Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


                               PURCHASE OF SHARES

     The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the regular close of the Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans, or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                              REDEMPTION OF SHARES

     Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     There is no charge for share redemptions from Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

     We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, ^the shares will retain their redemption fee status. If you transfer ^less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

     From time to time, the Fund may waive or modify redemption ^fees for certain categories of investors.


                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP



     The Vanguard Group, Inc. (Vanguard) and Vanguard Marketing Corporation have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. If shareholders approve the proposed reorganization of the Schroder Fund and the Provident Fund, then Vanguard
International Explorer Fund, Vanguard Mid-Cap Growth Fund, Schroders and Provident will also adopt the Codes once the Fund's commence operations. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. Because Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund have not commenced operations, they have not yet contributed capital to Vanguard.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of
0.20 of 1% of its average month-end net assets.

     Because Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund have not commenced operations, they have not yet incurred any portion of the administrative (including transfer agency), distribution, or marketing expenses of The Vanguard Group.

     Upon commencement of operations, each Fund is expected to ask its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates will be used solely to reduce the Fund's management and administrative expenses.


     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to many Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.


OFFICERS AND TRUSTEES

     The officers of the Funds manage their day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of each Fund. Each trustee also serves as a director of The Vanguard Group, Inc.



     Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc. and the board of trustees of the Funds (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


                          INVESTMENT ADVISORY SERVICES



     The terms of Schroders' investment advisory agreement with Vanguard International Explorer Fund have been approved by the Board of Trustees of the Trust and a formal agreement will be approved by the Board if this transaction is approved by shareholders. The terms of Provident's investment advisory agreement with Vanguard Mid-Cap Growth Fund have been approved by the Board of Trustees of the Trust and a formal agreement will be approved by the Board if this transaction is approved by shareholders.



BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS.


     Each Fund's board of trustees is responsible for overseeing the performance of the Fund's investment advisers and determining whether to approve and renew the Fund's investment advisory arrangements. The board has a standing request that Vanguard and the advisers provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of the advisers. This information includes a monthly Fund performance analysis and status report from Vanguard and quarterly self-- evaluations by the advisers. Vanguard also provides the board with written analyses of each adviser's performance on a periodic basis. Each Fund's portfolio managers also meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the performance of the advisers.


     In approving the formal investment advisory agreements with Schroders and Provident, the boards are expected to take into account numerous factors they considered in approving the terms of such agreements, including:

     - The nature, extent and quality of the services to be provided by the adviser.

     -    The prior investment performance of the adviser.

     -    The fair market value of the services provided by the adviser.

     - A comparative analysis of expense ratios of, and advisory fees paid by similar funds.

     - The extent to which the adviser has realized or will realize economies of scale as the fund grows.

     - Other sources of revenue to the adviser or its affiliates from its relationship with the fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant.

     -    The adviser's  ability to control the operating  expenses of the fund,
          such  as  transaction   costs,   including  ways  in  which  portfolio
          transactions for the fund will conducted and brokers selected.

     In approving the formal investment advisory agreements with Schroders and Provident, the boards are expected to make the following determinations, assessments and evaluations, among others, that were made in connection with the boards' approval of the terms of such agreements:


INVESTMENT ADVISORY AGREEMENT WITH SCHRODERS

     - The board determined that performance results of the Schroder Fund were reasonable as compared with the relevant performance standards, including the performance results of: (a) Salomon Smith Barney Extended Market EPAC Index for the same periods; (b) the average international small-cap mutual fund (derived from data provided by Lipper Inc.), and (c) other appropriate market indexes.

     - The board assessed that the advisory fee to be paid by Vanguard International Explorer Fund was reasonable based on the average advisory fee for the fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

     - The board evaluated Schroders' investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the future shareholders of Vanguard International Explorer Fund was to approve the agreement with Schroders.


INVESTMENT ADVISORY AGREEMENT WITH PROVIDENT

     - The board determined that performance results of the Provident Fund were reasonable as compared with the relevant performance standards, including the performance results of: (a) Russell Midcap Growth Index for the same periods; (b) the average mid-cap growth mutual fund (derived from data provided by Lipper Inc.), and (c) other appropriate market indexes.

     - The board assessed that the advisory fee to be paid by Vanguard Mid-Cap Growth Fund was reasonable based on the average advisory fee for the fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

     - The board evaluated Provident's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the future shareholders of Vanguard Mid-Cap Growth Fund was to approve the agreement with Provident.

                             PORTFOLIO TRANSACTIONS



     If shareholders of the Schroder Fund and the Provident Fund approve the proposed reorganizations, Schroders and Provident are expected to be authorized to (with the approval of the board of trustees) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser will have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.


     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the board of trustees, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Funds and the other funds in the Group.


     Each Fund is expected to maintain a policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Fund. However, the investment advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.


     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisers. If such securities that are compatible with the investment policies of the Funds and one or more of an adviser's other clients and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.


     Because the Funds have not commenced operations, they have not yet incurred brokerage commissions.



                              FINANCIAL STATEMENTS



     Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund have not been capitalized and have not commenced operations, so financial statements are not yet available.


                               COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Selected Value Fund use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALL CAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALL CAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL MIDCAP INDEX--composed of all medium and medium/small companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX--measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

SALOMON SMITH BARNEY EXTENDED MARKET EPAC INDEX--tracks the bottom 20% by total market capitalization of the Europe Pan Asia Index.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment-grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of average mutual funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.
































                                                                   SAI934 062002

                            VANGUARD WHITEHALL FUNDS

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                    FORM N-14

                                     PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.

ITEM 16. EXHIBITS.

(1) Declaration of Trust of the Vanguard Whitehall Funds is herein incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on June 30, 1998.

(2) By-laws of the Vanguard Whitehall Funds are herein incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on June 30, 1998.

(3) Not applicable.

(4) Form of Agreement and Plan of Reorganization is herein incorporated by reference to Exhibit 4 of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(5) Not applicable.

(6) Form of Investment Advisory Agreement between Vanguard Whitehall Funds and Provident Investment Counsel is herein incorporated by reference to Exhibit 6 of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(7) Amended and Restated Fund's Service Agreement is herein incorporated by reference to Registrant's Registration Statement on Form N-1A.

(8) Not applicable.

(9) Not applicable.

(10) Not applicable.

(11) Form of Opinion and Consent of Morgan Lewis that shares will be validly issued, fully paid and non-assessable is herein incorporated by reference to
Exhibit 11 of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(12)(a) Form of Opinion and Consent of Morgan Lewis as to certain tax matters and consequences is herein incorporated by reference to Exhibit 12(a) of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(12)(b) Form of Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP as to certain tax matters and consequences is herein incorporated by reference to
Exhibit 12(b) of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP is herein incorporated by reference to Exhibit 14 of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(15) Not applicable.

(16) Power of Attorney for Heidi Stam is herein incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Vanguard Variable Insurance Fund (File No. 33-32216) filed on January 29, 2002.

(17)(a) Prospectus for Provident Investment Counsel Mid Cap Fund A dated March 1, 2002 is herein incorporated by reference to Exhibit 17(a) of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(17)(b) Statement of Additional Information for Provident Investment Counsel Mid Cap Fund A dated March 1, 2002 is herein incorporated by reference to Exhibit 17(b) of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(17)(c) Annual Report to Shareholders including the Audited Financial Statements dated October 31, 2001 for the Provident Investment Counsel Mid Cap Fund A is herein incorporated by reference to Exhibit 17(c) of Registrant's Registration Statement on Form N-14 filed March 18, 2002.

(17)(d) Preliminary Prospectus for Vanguard Mid-Cap Growth Fund is herein incorporated by reference to Exhibit 17(d) of Registrant's Registration Statement on Form N-14 filed March 19, 2002.

(17)(e) Preliminary Statement of Additional Information for Vanguard Mid-Cap Growth Fund is herein incorporated by reference to Exhibit 17(e) of Registrant's Registration Statement on Form N-14 filed March 19, 2002.

ITEM 17. UNDERTAKINGS.

Registrant undertakes to file the Formal Opinion and Consent of Morgan Lewis as to certain tax matters and consequences on or about the effective date of the reorganization transaction referenced therein by filing a post-effective amendment to this Registration Statement.

                                   SIGNATURES

     As required by the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant in Philadelphia on the 26th day of April, 2002.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity on the dates indicated.

VANGUARD WHITEHALL FUNDS
Registrant

         SIGNATURE                                  TITLE                           DATE
         ---------                                  -----                           ----
By: /s/ JOHN J. BRENNAN                    President, Chairman, Chief
-----------------------------------      Executive Officer, and Trustee          April 26, 2002
                (HEIDI STAM)
              John J. Brennan*

By: /s/ CHARLES D. ELLIS                           Trustee                       April 26, 2002
-----------------------------------
                (HEIDI STAM)
             Charles D. Ellis*

By: /s/ RAJIV L. GUPTA                             Trustee                       April 26, 2002
-----------------------------------
           (HEIDI STAM)
              Rajiv L. Gupta*

By: /s/ JOANN HEFFERNAN HEISEN                     Trustee                       April 26, 2002
-----------------------------------
                (HEIDI STAM)
          JoAnn Heffernan Heisen*

By: /s/ BURTON G. MALKIEL                          Trustee                       April 26, 2002
-----------------------------------
                (HEIDI STAM)
             Burton G. Malkiel*

By: /s/ ALFRED M. RANKIN, JR.                      Trustee                       April 26, 2002
-----------------------------------
                (HEIDI STAM)
           Alfred M. Rankin, Jr.*

By: /s/ J. LAWRENCE WILSON                         Trustee                       April 26, 2002
-----------------------------------
                (HEIDI STAM)
            J. Lawrence Wilson*

By: /s/ THOMAS J. HIGGINS                    Treasurer and Principal
-----------------------------------      Financial Officer and Principal
                (HEIDI STAM)                   Accounting Officer                April 26, 2002
             Thomas J. Higgins*

* BY POWER OF ATTORNEY. SEE FILE NUMBER 33-32216, FILED ON JANUARY 29, 2002. INCORPORATED BY REFERENCE.

                                INDEX TO EXHIBITS

NONE.